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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

March 24, 2017

To our Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Dr Pepper Snapple Group, Inc. to be held on Thursday, May 18, 2017 at 10:00 a.m., Central Daylight Time, at the Westin Stonebriar Resort Conference Center, 1549 Legacy Drive, Frisco, Texas 75034.

Details regarding the business to be conducted, information you should consider in casting your vote and how you may vote are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

In accordance with rules approved by the Securities and Exchange Commission, this year we are again furnishing proxy materials to our stockholders primarily over the Internet. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of our Proxy Statement and our 2016 Form 10-K. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how each of those stockholders can receive a paper copy of our proxy materials, including our Proxy Statement, our 2016 Form 10-K and a proxy card or voting instruction form. Stockholders who do not receive a notice will receive a paper copy of the proxy materials by mail.

Your vote is important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible.

Thank you for your ongoing support of Dr Pepper Snapple Group.

Sincerely,

Wayne R. Sanders Chairman of the Board

Larry D. Young President and Chief Executive Officer

DR PEPPER SNAPPLE GROUP, INC.
 5301 Legacy Drive
Plano, Texas 75024

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	May 18, 2017, 10:00 a.m., Central Daylight Time
Place of Meeting:	Westin Stonebriar Resort Conference Center, 1549 Legacy Drive, Frisco, Texas 75034
Business to be Conducted:	1.
To elect David E. Alexander, Antonio Carrillo, José M. Gutiérrez, Pamela H. Patsley, Ronald G. Rogers, Wayne R. Sanders, Dunia A. Shive, M. Anne Szostak, and Larry D. Young as directors to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.
	2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2017.
	3.	To approve an advisory resolution regarding the compensation of our Named Executive Officers as disclosed in these materials.
	4.	To vote (on a non-binding advisory basis) on whether an advisory vote on the compensation of our Named Executive Officers should be held every year, every two years, or every three years.
5.
To consider and act upon a stockholder proposal requesting the Company to publicly report on strategies and/or policy options to protect public health and pollinators through reduced pesticide usage in the Company's supply chain, if properly presented at the Annual Meeting.
	6.	To transact such other business as may properly come before the meeting.
Adjournments and Postponements:
Any action on the business to be conducted may be considered at the date and time of the Annual Meeting as specified above or at any time or date to which the Annual Meeting may be properly adjourned and postponed.
Record Date:	You are entitled to vote at the Annual Meeting if you were a stockholder of record as of the close of business on March 20, 2017.
Voting Rights:	A holder of shares of our common stock is entitled to one vote, in person or by proxy, for each share of our common stock on all matters properly brought before the Annual Meeting.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

YOUR VOTE IS VERY IMPORTANT.

Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of a proxy card or voting instruction form by mail, you may submit your proxy card or voting instruction form for the Annual Meeting by completing, signing, dating and returning your proxy card or voting instruction form in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section entitled "General Information — Questions and Answers — How can I vote my shares without attending the Annual Meeting?" on page 8 of the Proxy Statement.

This Notice of Annual Meeting of Stockholders and Proxy Statement and form of proxy are being distributed on or about March 28, 2017.

By Order of the Board of Directors

James L. Baldwin Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL STOCKHOLDERS' MEETING TO BE HELD ON MAY 18, 2017

The Company's Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are available at www.proxyvote.com.

PROPOSAL 3 — APPROVE AN ADVISORY RESOLUTION REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	34
COMPENSATION DISCUSSION AND ANALYSIS	36
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION	61
HISTORICAL EXECUTIVE COMPENSATION INFORMATION	62
Summary Compensation Table	62
Grants of Plan-Based Awards	64
Outstanding Equity Awards	65
Options Exercised and Stock Vested	66
Pension Benefits	66
Deferred Compensation	67
Post-Termination Compensation	69
COMPENSATION COMMITTEE INTERLOCKS	75
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	76
PROPOSAL 4 — TO VOTE (ON A NON-BINDING ADVISORY BASIS) ON WHETHER AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SHOULD BE HELD EVERY YEAR, EVERY TWO YEARS, OR EVERY THREE YEARS	77
PROPOSAL 5 — STOCKHOLDER PROPOSAL	78
POLITICAL CONTRIBUTIONS	81
RELATED PERSON TRANSACTIONS	82
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS WITH MULTIPLE STOCKHOLDERS	83
STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING	84
ANNEX I	A-I

PROXY STATEMENT SUMMARY

PROXY STATEMENT SUMMARY

This Proxy Statement Summary is provided to summarize certain information that is discussed in more detail in the Proxy Statement. You should read the Proxy Statement and Annual Report on
Form 10-K for the fiscal year ended December 31, 2016 before casting your vote.

MEETING INFORMATION

Annual Meeting of Stockholders

Place:	Westin Stonebriar Resort Conference Center 1549 Legacy Drive, Frisco, Texas 75034
Time:	May 18, 2017, at 10:00 a.m., Central Daylight Time
Record Date:	March 20, 2017

HOW TO VOTE

If you are a stockholder as of the record date, you may cast your vote in one of the following ways:

In Person:	If you are attending the Annual Meeting, you may cast your vote in person. If you plan to attend the Annual Meeting, please be aware of the Admission requirements set forth on page 5, under the section entitled "General Information — Questions and Answers — Do I need a ticket to attend the Annual Meeting?"
By Internet:
Stockholders who have received a Notice, proxy card or voting instruction form may vote over the Internet by visiting the website indicated and following the instructions on the Notice, proxy card or voting instruction form.
By Telephone:
Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling (800) 690-6903 and following the instructions. Most stockholders who are beneficial owners of their shares, but not stockholders of record, living in the United States or Canada and who have received a voting instruction form by mail may vote by phone by calling the number specified on the voting instruction form provided by their broker, trustee or nominee.
By Mail:
Stockholders who have received a paper copy of a proxy card or voting instruction form by mail may submit proxies by completing, signing and dating their proxy card or voting instruction form and mailing it in the accompanying pre-addressed envelope.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on May 17, 2017. Votes cast by mail must be received in sufficient time to allow processing.

1	DPS 2016 Proxy Statement

PROXY STATEMENT SUMMARY

MATTERS TO BE VOTED UPON AND BOARD RECOMMENDATION

MATTER		BOARD RECOMMENDATION	PAGE REFERENCE TO PROXY STATEMENT

1.	To elect David E. Alexander, Antonio Carrillo, José M. Gutiérrez, Pamela H. Patsley, Ronald G. Rogers, Wayne R. Sanders, Dunia A. Shive, M. Anne Szostak and Larry D. Young as directors to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.	FOR EACH OF THE NOMINEES	14

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2017.	FOR	31

3.	To approve an advisory resolution regarding the compensation of our Named Executive Officers as disclosed in these materials.	FOR	34

4.	To vote (on a non-binding advisory basis) on whether an advisory vote on the compensation of our Named Executive Officers should be held every year, every two years, or every three years.	FOR EVERY YEAR	77

5.	To consider and act upon a stockholder proposal requesting the Company to publicly report on strategies and/or policy options to protect public health and pollinators through reduced pesticide usage in the Company's supply chain, if properly presented at the Annual Meeting.	AGAINST	78

DIRECTOR NOMINEES

							CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
					COMMITTEES:
	DIRECTOR SINCE		PRIMARY OCCUPATION
NAME		AGE		INDEPENDENT	AUDIT	COMPENSATION

David E. Alexander	November 2011	63	Retired, Former Vice Chairman and Southwest Region Managing Partner, Ernst & Young, LLP	Yes	C

Antonio Carrillo	February 2015	51	CEO, Mexichem. S.A.B.	Yes	M

José M. Gutiérrez	September 2016	55	Retired, Former Senior Vice President, Executive Operations, AT&T Services, Inc.	Yes		M(2)	M(1)

Pamela H. Patsley	April 2008	60	Executive Chairman, MoneyGram International	Yes	M

Ronald G. Rogers	May 2008	68	Retired, Former Deputy Chair, Enterprise Risk and Portfolio Management, Bank of Montreal	Yes			M

Wayne R. Sanders	May 2008	69	Retired, Former Chairman and Chief Executive Officer, Kimberly-Clark Corporation	Yes			C

Dunia A. Shive	November 2014	56	Senior VP, TEGNA INC.; formerly President and CEO, Belo Corp.	Yes		M

M. Anne Szostak	May 2008	66	President & CEO, Szostak Partners	Yes		C

Larry D. Young	October 2007	62	President & CEO, Dr Pepper Snapple Group, Inc.	No

C — Chair of the committee.
M — Member of the Committee
M(1) — Member of the Committee since September 2016

M(2) — During 2016 and through February 28, 2017, Joyce Roché served on the Compensation Committee. Ms. Roché will be retiring from the Board at the conclusion of the Annual Meeting. Mr. Gutiérrez became a member of the Compensation Committee on March 1, 2017.

2	DPS 2016 Proxy Statement

PROXY STATEMENT SUMMARY

Board of Directors:

•
All directors elected annually by a majority vote

•
Board is diverse (as of December 31, 2016 — 40% female, 30% minority)

•
Board is Independent by a substantial majority (as of December 31, 2016 — 90% independent)

•
Separate independent Chairman and CEO

•
Executive sessions of the Board held at each regularly scheduled meeting

COMPENSATION

Our executive pay programs are competitive with our peers in the beverage and consumer packaged goods industry. The program design supports our strategy, attracts and retains talent, ensures pay-for-performance alignment and incorporates best practices when appropriate. A significant majority of compensation is at-risk, in the form of an annual incentive (under our Management Incentive Plan referred to in this Proxy Statement as "MIP") and long-term incentive grants of performance stock units (individually "PSU" and collectively, "PSUs"), time based restricted stock units (individually, "RSU" and collectively, "RSUs"), and non-qualified stock options ("options"). The annual and long-term incentive metrics map directly to our approach for generating stockholder value. The total compensation opportunity is positioned competitively. Our incentive plan structure supports our strategy of seeking profitable growth, maintaining prudent capital management and returning cash to stockholders. Our equity awards are used to align the interests of management and stockholders over the long term. Stockholder alignment is further enhanced through our stock ownership guidelines applicable to our directors and senior level officers and above. Incentive plans use a balanced mix of metrics to capture the totality of corporate performance and prevent unbalanced incentives due to too few metrics. For a full discussion of our compensation programs and our performance in 2016, see the "Compensation Discussion and Analysis" commencing on page 36.

Compensation Design

•
Compensation programs emphasize variable pay with incentive program outcomes demonstrating alignment to stockholder returns

•
Balanced mix of incentive metrics in annual and long-term programs, as well as balanced equity portfolio (PSUs, RSUs and options), incentivize prudent risk taking

•
Director and Officer Stock Ownership Guidelines

•
Equity Award Procedures

•
Insider trading policy, including anti-hedging provisions

•
Clawback policy

2016 Performance

•
The Company continued to deliver results on key financial metrics (net income, income from operations, cash flow yield) at or close to record levels

•
Strong financial performance allowed the Company to outperform Compensation Peers in (as herein after defined) shareholder returns over the trailing three and five year periods
3	DPS 2016 Proxy Statement

PROXY STATEMENT SUMMARY

NAMED EXECUTIVE OFFICERS

Our named executive officers as reflected in the Proxy Statement are:

  Larry D. Young, President and CEO

  Martin M. Ellen, Executive Vice President and Chief Financial Officer

  Rodger D. Collins, President, Packaged Beverages

  James J. Johnston, President, Beverage Concentrates and Latin America Beverages

  James L. Baldwin, Executive Vice President, General Counsel and Corporate Secretary

These persons are sometimes herein collectively referred to in this Proxy Statement as "Named Executive Officers" or "NEOs" and individually as "NEO".

4	DPS 2016 Proxy Statement

GENERAL INFORMATION — QUESTIONS AND ANSWERS

Why did I receive this Proxy Statement?

This Proxy Statement is being made available to you over the Internet or paper copies of these materials are being delivered to you by mail as a stockholder of record, as of March 20, 2017 (the "record date"), of Dr Pepper Snapple Group, Inc., a Delaware corporation (referred to in this Proxy Statement as the "Company," "we," "us" or "our"), in connection with the solicitation by our Board of Directors (referred to in this Proxy Statement as the "Board") of proxies to be voted at the Annual Meeting of Stockholders to be held on May 18, 2017 (referred to in this Proxy Statement as the "Annual Meeting"). This Proxy Statement will be mailed on or about March 28, 2017 to our stockholders of record on the record date. As a stockholder of record on the record date, you are invited to attend the Annual Meeting and are entitled to and are requested to vote on the items of business described in this Proxy Statement.

When and where is the Annual Meeting to be held?

The Annual Meeting will be held at the Westin Stonebriar Resort Conference Center, 1549 Legacy Drive, Frisco, Texas 75034 on May 18, 2017, at 10:00 a.m., Central Daylight Time, or at any adjournments thereof, for the purposes stated in the Notice of Annual Meeting of Stockholders.

Do I need a ticket to attend the Annual Meeting?

You will need an admission ticket or proof of ownership of our common stock to enter the Annual Meeting. If you hold shares directly in your name as a stockholder of record and have received a copy of our proxy materials, an admission ticket is attached to your printed proxy card. If you plan to attend the Annual Meeting, please vote your proxy prior to the Annual Meeting but keep the admission ticket and bring it with you to the Annual Meeting.

If your shares are held beneficially in the name of a broker, trustee or other nominee and you wish to be admitted to the Annual Meeting, you will have to bring either a copy of the voting instruction form provided by your broker, trustee or other nominee, or a copy of a brokerage statement showing your ownership of our common stock as of March 20, 2017.

If you are representing an entity holding shares, then you must present a proxy signed by that entity evidencing that you are authorized to attend the Annual Meeting and vote the shares or are otherwise representing the entity at the Annual Meeting. If you are representing an entity whose shares are held beneficially in the name of a broker, trustee or other nominee, you will have to bring either a copy of the voting instruction form provided by such entity's broker, trustee or other nominee, or a copy of a brokerage statement showing the entity's ownership of our common stock as of March 20, 2017, in addition to the proxy signed by the entity you are representing.

All stockholders must also present a form of photo identification, such as a valid driver's license or passport, in order to be admitted to the Annual Meeting.

5	DPS 2016 Proxy Statement

GENERAL INFORMATION — QUESTIONS AND ANSWERS

Are Proxy Materials available via the Internet?

Under rules adopted by the Securities and Exchange Commission (the "SEC"), we primarily furnish proxy materials to our stockholders on the Internet, rather than mailing paper copies of the materials to each stockholder, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the fiscal year ended December 31, 2016 is sometimes herein referred to as "2016" or "fiscal year 2016"), which was filed with the SEC on February 14, 2017 (our "2016 Form 10-K"). If you received a notice regarding the availability of proxy materials (the "Notice") by mail or electronic mail, you will not receive a paper copy of these proxy materials unless you request one. Instead, the Notice will instruct you as to how you may access such materials over the Internet and vote your shares. The Notice will also instruct you as to how you may access your proxy card to vote over the Internet. If you received a Notice by mail or electronic mail and would like to receive a paper copy of our proxy materials, free of charge, please follow the instructions included in the Notice.

What information is contained in this Proxy Statement?

This Proxy Statement provides our stockholders with information about when and where we will hold the Annual Meeting. Additionally, this Proxy Statement:

•
includes information regarding the matters that will be discussed and voted on at the Annual Meeting; and

•
provides information about the Company that our stockholders should consider in order to make informed decisions at the Annual Meeting.

What should I do if I receive more than one Notice about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

You may receive more than one Notice (either by mail or electronic mail) or more than one paper or electronic copy of the proxy materials, including multiple paper copies of this Proxy Statement and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you may receive a separate Notice or a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one Notice or more than one proxy card. If you hold your shares through a broker, trustee or another nominee, rather than owning shares registered directly in your name, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are entitled to direct the voting of your shares by your intermediary. Your intermediary will forward the proxy materials to you with a voting instruction form or provide electronic access to the materials and to voting facilities. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction form that you receive. If you receive a Notice and have not received a proxy card for the shares represented by the Notice, you can vote the shares over the Internet.

How may I obtain a copy of the Company's 2016 Form 10-K and other financial information?

Stockholders may request a free copy of our 2016 Form 10-K by writing to us at the following address:

Dr Pepper Snapple Group, Inc.
Attn: Investor Relations
5301 Legacy Drive
Plano, Texas 75024

Alternatively, stockholders can access our 2016 Form 10-K and other financial information on the Investors section of our website at:

www.drpeppersnapplegroup.com

The Company also will furnish any exhibit to our 2016 Form 10-K if specifically requested.

6	DPS 2016 Proxy Statement

GENERAL INFORMATION — QUESTIONS AND ANSWERS

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

Proposal 1:	To elect David E. Alexander, Antonio Carrillo, José M. Gutiérrez, Pamela H. Patsley, Ronald G. Rogers, Wayne R. Sanders, Dunia A. Shive, M. Anne Szostak and Larry D. Young as directors to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.
Proposal 2:	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2017.
Proposal 3:	To approve an advisory resolution regarding the compensation of our Named Executive Officers as disclosed in these materials.
Proposal 4:	To vote (on a non-binding advisory basis) on whether an advisory vote on the compensation of our Named Executive Officers should be held every year, every two years, or every three years.
Proposal 5:
To consider and act upon a stockholder proposal requesting the Company to publicly report on strategies and/or policy options to protect public health and pollinators through reduced pesticide usage in the Company's supply chain, if properly presented at the Annual Meeting.

We also will consider any other business that properly comes before the Annual Meeting.

How does the Board recommend that I vote?

The Board unanimously recommends a vote:

1.
FOR each of the nominees for director listed in these materials and on the proxy card;

2.
FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2017;

3.
FOR the approval, on an advisory basis, of the resolution regarding compensation of our Named Executive Officers as disclosed in this Proxy Statement;

4.
FOR EVERY YEAR (on a non-binding advisory basis) as to the frequency of the stockholder advisory vote on the compensation of our Named Executive Officers; and

5.
AGAINST the stockholder proposal requesting the Company to publicly report on strategies and/or policy options to protect public health and pollinators through reduced pesticide usage in the Company's supply chain, if properly presented at the Annual Meeting.

What shares can I vote at the Annual Meeting?

The Board has fixed the close of business on March 20, 2017 as the record date for the Annual Meeting. Only holders of record of the outstanding shares of our common stock at the close of business on the record date are entitled to vote at the Annual Meeting or any adjournments thereof.

As of the close of business on the record date, we had 183,795,046 shares of common stock, par value $0.01 per share, issued and outstanding. A holder of shares of our common stock is entitled to one vote, in person or by proxy, for each share of our common stock on all matters properly brought before the Annual Meeting.

How can I vote my shares at the Annual Meeting?

Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares for which you are the beneficial owner, but not the stockholder of record, may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also vote by

7	DPS 2016 Proxy Statement

GENERAL INFORMATION — QUESTIONS AND ANSWERS

proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Voting in person will replace any votes that you previously submitted by proxy.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted by proxy without attending the Annual Meeting. There are three ways to vote by proxy:

By Internet — Stockholders who have received a Notice by mail may submit proxies over the Internet by following the instructions on the Notice. Stockholders who have received a Notice by e-mail may submit proxies over the Internet by following the instructions included in the e-mail. Stockholders who have received a paper copy of a proxy card or voting instruction form by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction form.

By Telephone — Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling (800) 690-6903 and following the instructions. Stockholders of record who have received a Notice by mail must have the control number that appears on their Notice available when voting. Stockholders of record who received Notice by e-mail must have the control number included in the e-mail available when voting. Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares, but not stockholders of record, living in the United States or Canada and who have received a voting instruction form by mail may vote by phone by calling the number specified on the voting instruction form provided by their broker, trustee or nominee. Those stockholders should check the voting instruction form for telephone voting availability.

By Mail — Stockholders who have received a paper copy of a proxy card or voting instruction form by mail may submit proxies by completing, signing and dating their proxy card or voting instruction form and mailing it in the accompanying pre-addressed envelope.

Telephone and Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on May 17, 2017. Votes cast by mail must be received in sufficient time to allow processing. Votes received by mail prior to the day of the Annual Meeting will be processed, but votes received the day of the Annual Meeting may not be processed depending on the time received. Shares represented by duly executed proxies in the accompanying proxy card or voting instruction form will be voted in accordance with the instructions indicated on such proxies or voting instruction forms and, if no such instructions are indicated thereon, will be voted (i) FOR each of the nominees for election to the Board, (ii) FOR ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2017, (iii) FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in these materials, (iv) FOR EVERY YEAR as to the frequency of the stockholder advisory vote on the compensation of our Named Executive Officers and (v) AGAINST the stockholder proposal requesting the Company to publicly report on strategies and/or policy options to protect public health and pollinators through reduced pesticide usage in the Company's supply chain.

How many shares must be present or represented to conduct business at the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting or any adjournment thereof is necessary to constitute a quorum to transact business.

Abstentions and broker non-votes (shares held by brokers, trustees or other nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners of such shares or persons entitled to vote on the matter) will be counted for the purpose of determining whether a quorum is present. If your shares are held by a broker, trustee or other nominee on your behalf and you do not

8	DPS 2016 Proxy Statement

GENERAL INFORMATION — QUESTIONS AND ANSWERS

instruct the broker, trustee or other nominee as to how to vote these shares on Proposal 1 (the election of directors), Proposal 3 (the approval of the resolution regarding the compensation of our Named Executive Officers), Proposal 4 (vote (on a non-binding advisory basis) on whether a stockholder advisory vote on the compensation of our Named Executive Officers should be held every year, every two years, or every three years), or Proposal 5 (the stockholder proposal requesting the Company to publicly report on strategies and/or policy options to protect public health and pollinators through reduced pesticide usage in the Company's supply chain), the broker, trustee or other nominee may not exercise discretion to vote for or against those proposals. This would be a "broker non-vote" and these shares will not be counted as having been voted on the applicable proposal. Please instruct your broker, trustee or other nominee so your vote can be counted. With respect to Proposal 2 (ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2017), the broker, trustee or other nominee may exercise its discretion to vote for or against that proposal in the absence of your instruction.

What is the voting requirement to approve each of the proposals?

The following voting requirements will be in effect for each proposal described in this Proxy Statement:

Proposal 1.    To be elected, a director must receive the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted (the number of shares voted "for" a director nominee must exceed the number of votes cast "against" that nominee).

Proposal 2.    Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of our common stock present in person or represented by proxy and which have actually voted (the number of shares voted "for" ratification must exceed the number of votes cast "against" ratification).

Proposal 3.    The advisory (non-binding) resolution to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted (the number of shares voted "for" the resolution must exceed the number of votes cast "against" the resolution).

Proposal 4.    The vote (on a non-binding advisory basis) on the proposal regarding how frequently advisory votes regarding the compensation of our Named Executive Officers will occur requires a plurality of the votes cast for the three options presented at the Annual Meeting. The frequency option that receives the most affirmative votes of all the votes cast on Proposal 4 in person or by proxy at the Annual Meeting is the option that will be deemed the recommendation of the stockholders.

Proposal 5.    The non-binding stockholder proposal requesting the Company to publicly report on strategies and/or policy options to protect public health and pollinators through reduced pesticide usage in the Company's supply chain requires the affirmative vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and which have actually voted (the number of shares voted "for" the proposal must exceed the number of votes cast "against" the proposal).

What if I want to change my vote?

If the enclosed proxy card or voting instruction form is signed and returned, you may, nevertheless, revoke it at any time prior to the Annual Meeting by (i) filing a written notice of revocation with the person or persons named on the proxy card or voting instruction form, (ii) attending the Annual Meeting and voting the shares covered thereby in person, or (iii) delivering to the addressee named in the enclosed proxy card or voting instruction form another duly executed proxy card or voting instruction form dated subsequent to the date of the proxy card or voting instruction form to be revoked.

9	DPS 2016 Proxy Statement

GENERAL INFORMATION — QUESTIONS AND ANSWERS

Who will pay for this solicitation?

The cost of preparing, assembling, printing and mailing this Proxy Statement and the enclosed proxy card and the cost of soliciting proxies related to the Annual Meeting will be borne by us. We will request brokers, trustees or other nominees to solicit their customers who are beneficial owners of shares of common stock listed of record in the name of the broker, trustee or other nominee and will reimburse such brokers, trustees or other nominees for their reasonable out-of-pocket expenses for such solicitation.

Who will serve as inspector of elections?

The inspector of elections will be a representative from Broadridge Financial Solutions, Inc.

What happens if additional matters are presented at the Annual Meeting?

Other than the five items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Larry D. Young, Martin M. Ellen and James L. Baldwin, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our director nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

10	DPS 2016 Proxy Statement

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL
OWNERS AND
MANAGEMENT

The following table sets forth, as of March 20, 2017, the record date, certain information with respect to the shares of our common stock beneficially owned by (i) stockholders known to us to own more than 5% of the outstanding shares of our common stock, (ii) each of our directors and Named Executive Officers and (iii) all of our executive officers and directors as a group.

NAME	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK	PERCENT OF CLASS

BENEFICIAL OWNERS OF MORE THAN 5% OF OUR COMMON STOCK

The Vanguard Group(1)	17,375,328	9.45%
100 Vanguard Blvd Malvern, PA 19355

BlackRock Inc.(2)	17,227,419	9.40%
55 East 52nd Street New York, NY 10022

Cedar Rock Capital Limited(3)	10,693,567	5.8%
c/o Meteora Partners LLP 1st Floor 64 North Row London W1K 7DA United Kingdom

SECURITY OWNERSHIP OF MANAGEMENT

DIRECTORS:

Wayne R. Sanders	38,765	*

David E. Alexander(4)	13,792	*

Antonio Carrillo(5)	—	*

José M. Gutiérrez(5)	—

Pamela H. Patsley	13,951	*

Joyce M. Roché	11,936	*

Ronald G. Rogers(6)	14,470	*

Dunia A. Shive	700	*

M. Anne Szostak(7)	20,139	*

11	DPS 2016 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

NAME	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK	PERCENT OF CLASS

NAMED EXECUTIVE OFFICERS:

Larry D. Young(8)	327,065	*

Martin M. Ellen(8)(9)	129,553	*

Rodger L. Collins(8)	176,921	*

James J. Johnston(8)	90,342	*

James L. Baldwin(8)	91,743	*

All other Executive Officers (4 persons)(8)	139,362	*

All Executive Officers and Directors as a Group (18 persons)	1,068,739	*

*
Less than 1%

(1)
Based on a Schedule 13G/A filed by the stockholder with the SEC on February 9, 2017. Such stockholder has indicated that it beneficially owns 17,375,328 shares, has sole voting power with respect to 288,542 shares, has shared voting power with respect to 58,640 shares, has sole dispositive power with respect to 17,028,768 shares and has shared dispositive power with respect to 346,560 shares.

(2)
Based on a Schedule 13G/A filed by the stockholder with the SEC on January 23, 2017. Such stockholder has indicated that it beneficially owns 17,227,419 shares, has sole voting power with respect to 14,566,499 shares and has sole dispositive power with respect to 17,227,419 shares.

(3)
Based on a Schedule 13G/A filed by the stockholder with the SEC on February 14, 2017. Such stockholder has indicated that it beneficially owns, has shared voting power and has shared dispositive power with respect to 10,693,567 shares.

(4)
The shares shown are owned by The David and Sandra Alexander Revocable Trust, and Mr. Alexander has a pecuniary interest in the trust.

(5)
Mr. Carrillo joined the Board in February 2015 and presently owns no shares of common stock, but has received RSU awards, which have not vested. Mr. Gutiérrez joined the Board in September 2016 and presently owns no shares of common stock, but has received RSU awards, which have not vested.

(6)
Keint-He Winery and Vineyards, Ltd., an Ontario, Canada corporation in which Mr. Rogers has a pecuniary interest, owns 11,974 shares. The remaining 2,496 shares are owned by Mr. Rogers individually.

(7)
These shares are owned by the M. Anne Szostak Trust. Ms. Szostak has a pecuniary interest in the trust.

(8)
Includes the following shares related to stock options, granted under the Omnibus Stock Incentive Plan of 2009, that the Named Executive Officers and other executive officers have the right to exercise as of March 20, 2017 or will have the right to exercise within 60 days after March 20, 2017.

EXERCISABLE OPTIONS

Larry D. Young	127,065

Martin M. Ellen	60,553

Rodger L. Collins	75,813

James J. Johnston	75,813

James L Baldwin	6,716

Other Executive Officers	94,164

(9)
These shares are owned by Martin Robin Partners, L.P., a limited partnership in which Mr. Ellen has a pecuniary interest.
12	DPS 2016 Proxy Statement

SECTION 16(a) BENEFICIAL
OWNERSHIP REPORTING
COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, certain officers and persons who beneficially own more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock held by such persons. These persons are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and without further inquiry, during 2016 all required forms for our current filing persons were filed on time.

13	DPS 2016 Proxy Statement

PROPOSAL 1 — ELECTION OF DIRECTORS

Director Nominees

Each of our directors is elected annually. The terms of each of the directors will expire at the next annual meeting of stockholders following the fiscal year ended December 31, 2017. The Corporate Governance and Nominating Committee has reviewed the background of all of our nominees for director and determined that they individually possess the personal and professional attributes necessary to be a director. Further, the Corporate Governance and Nominating Committee has reviewed the experience of the members of the Board and determined that they collectively possess the qualifications and skills necessary for the Board. Set forth below is detailed biographical information for each of the nominees for director and a summary of the qualifications and skills demonstrated by each director's experience {ages are as of the date of the Annual Meeting}.

David E. Alexander

Mr. Alexander, age 63, has served as one of our directors since November 2011. Mr. Alexander has served as Chairman of the Audit Committee since March 2013. Mr. Alexander served in various positions with Ernst & Young L.L.P. between 1975 and 2011. From 2002 until his retirement in 2011, he served as Vice Chairman and Southwest Region Managing Partner and was a member of the firm's Americas and U.S. Executive Boards and Global Management Group. Since 2003, Mr. Alexander has served as a member of the executive board of Southern Methodist University's Cox School of Business. From 2009 until 2012, Mr. Alexander served as a national trustee on the board of Boys & Girls Clubs of America and as a board member of the American Heart Association. Mr. Alexander is a member of the Board of Governors of the Dallas Country Club, where he serves as a member of the Budget and Finance Committee.

Mr. Alexander has extensive leadership experience as a vice chairman and regional managing partner at a "Big Four" accounting firm, financial acumen and risk management experience developed through his experience in public accounting. He has been designated by the Corporate Governance and Nominating Committee as a financial expert under SEC regulations.
14	DPS 2016 Proxy Statement

PROPOSAL 1 — ELECTION OF DIRECTORS

Antonio Carrillo

Mr. Carrillo, age 51, has served as one of our directors since February 2015. Mr. Carrillo has served as Chief Executive Officer of Mexichem, S.A.B. from June 2012 to present. Previously, Mr. Carrillo served as Group President (and other executive positions) with Trinity Industries, Inc. from 1996 to May 2012. Mr. Carrillo has served on the board of directors of Trinity Industries, Inc. since September 2014.

Mr. Carrillo has extensive leadership experience as a chief executive officer, group president and other executive level positions in public companies, financial acumen and risk management experience developed through his chief executive officer and other executive officer experience and public company board experience. He has been designated by the Corporate Governance and Nominating Committee as a financial expert under SEC regulations.

José M. Gutiérrez

Mr. Gutiérrez, age 55, has served as one of our directors since September 2016. He served in various senior level positions at AT&T Inc. from 1991 until his retirement in September 2016, including: Senior Executive Vice President, Executive Operations, AT&T Services, Inc. from December 2014 until his retirement; President of AT&T Wholesale Solutions from 2012 to 2014; President and Chief Executive Officer of AT&T Advertising Solutions from 2010 to 2012; President of AT&T Global Enterprise Solutions from 2008 to 2010; and President and Chief Executive Officer of AT&T Southwest from 2006 to 2008. Mr. Gutiérrez has served on the board of directors of Denny's Corporation since January 2013 and currently serves on the Finance and Audit Committee and Executive Compensation Committee and previously served on the Corporate Governance and Nominating Committee. He also serves as a member of the Strategic Development Board at University of Missouri's Trulaske College of Business.

Mr. Gutiérrez has extensive leadership experience as a senior officer in a large public company, financial acumen and risk management experience developed through his experience in public accounting and his executive experience heading large business units of a publicly traded company, as well as public company board experience (including audit committee, executive compensation committee and corporate governance and nominating committee experience).
15	DPS 2016 Proxy Statement

PROPOSAL 1 — ELECTION OF DIRECTORS

Pamela H. Patsley

Ms. Patsley, age 60 has served as one of our directors since April 2008. Since January 2009 she has served in various roles at MoneyGram International (MGI): since January 2016 she has served as Executive Chairman of MGI, but in that role has no executive officer responsibilities; from September 2009 to December 2015 she served as Executive Chairman and Chief Executive Officer; and she served as Executive Chairman from January 2009 to September 2009. Previously, Ms. Patsley served as Senior Executive Vice President of First Data Corporation from 2000 to 2007 and President of First Data International from 2002 to 2007. She retired from those positions in 2007. From 1991 to 2000, she served as President and Chief Executive Officer of Paymentech, Inc., prior to its acquisition by First Data. Ms. Patsley also previously served as Chief Financial Officer of First USA, Inc. In addition to her Chairman's role at MGI, Ms. Patsley has served on the board of directors of Texas Instruments Incorporated since 2004 to present, where she formerly served as chair of the Audit Committee, and since January 2017 has served on the board of directors of Hilton Grand Vacations, Inc., where she is Chairman of the Audit Committee. Ms. Patsley served on the board of directors of Molson Coors Brewing Company from 1996 to 2009; Pegasus Solutions, Inc. from 2002 to 2006; and Paymentech, Inc. from 1995 to 1999.

Ms. Patsley has extensive leadership experience as a chairman and chief executive officer, chief financial officer and other executive level positions in public companies, financial acumen and risk management experience developed through her experience in public accounting and her chief executive officer and chief financial officer experience, and extensive public company board experience (including audit committee chairperson experience). She has been designated by the Corporate Governance and Nominating Committee as a financial expert under SEC regulations.

Ronald G. Rogers

Mr. Rogers, age 68, has served as one of our directors since May 2008. Mr. Rogers served in various positions with Bank of Montreal between 1972 and 2005. From 2002 until his retirement in 2005, he served as Deputy Chair, Enterprise Risk & Portfolio Management, BMO Financial Group, and from 1994 to 2002 he served as Vice Chairman, Personal & Commercial Client Group.

Mr. Rogers has extensive senior level executive leadership experience, substantial banking experience, financial acumen developed from his banking experience and experience in enterprise risk management.
16	DPS 2016 Proxy Statement

PROPOSAL 1 — ELECTION OF DIRECTORS

Wayne R. Sanders

Mr. Sanders, age 69, has served as the Chairman of our Board and as chairman of the Corporate Governance and Nominating Committee since May 2008. Mr. Sanders served as the Chairman and the Chief Executive Officer of Kimberly-Clark Corporation from 1992 until his retirement in 2003. Mr. Sanders has served on the board of directors of Texas Instruments Incorporated since 1997, where he currently serves as Chairman of the Corporate Governance and Nominating Committee and previously served on the Audit Committee and Compensation Committee. He previously served on the board of Belo Corporation from 2003 to 2013 and as a director of Adolph Coors Company. Mr. Sanders is also a National Trustee and Governor of the Boys & Girls Clubs of America and was a member of the Marquette University Board of Trustees from 1992 to 2007, serving as Chairman from 2001 to 2003.

Mr. Sanders, the Chairman of the Board, has extensive leadership experience as a board chairman, chief executive officer and other executive level positions in a public company, financial acumen developed through his extensive executive experience, operational and marketing experience, consumer product company experience and significant public company board experience (including audit and compensation committee chairmanship experience).

Dunia A. Shive

Ms. Shive, age 56, has served as a director since November 18, 2014. Ms. Shive has served as Senior Vice President of TEGNA Inc., formerly Gannett Co., Inc. ("Gannett"), a broadcast and digital media company, since 2013. She previously served as President and Chief Executive Officer of Belo Corp. from 2008 to 2013, which was acquired by Gannett in 2013. She joined Belo Corp. in 1993 and served as Chief Financial Officer and various other leadership positions prior to her election as President and Chief Executive Officer. Ms. Shive has served on the board of directors of Trinity Industries, Inc. since March 2014. She served on the board of directors of Belo Corp. from 2008 to 2013. She is also a trustee of Parks for Downtown Dallas Foundation (formerly the Belo Foundation) and a former member of the Associated Press board of directors, where she served as chair of the audit committee.

Ms. Shive has extensive leadership experience as president, chief executive officer and chief financial officer in a public company, financial acumen from her chief financial officer and public accounting experience and broad public company board experience.
17	DPS 2016 Proxy Statement

PROPOSAL 1 — ELECTION OF DIRECTORS

M. Anne Szostak

Ms. Szostak, age 66, has served as one of our directors since May 2008. Ms. Szostak has served as chairperson of our Compensation Committee since March 2012. Since 2004, Ms. Szostak has operated a consulting firm under the name Szostak Partners that advises executive officers on strategic and human resource issues. From 1998 until her retirement in 2004, she served as Corporate Executive Vice President and Director — Human Resources and Diversity of FleetBoston Financial Corporation (now Bank of America). She also served as Chairman and Chief Executive Officer of Fleet Bank — Rhode Island from 2001 to 2003. Ms. Szostak has served as a director of Tupperware Brands Corporation since 2000, where she serves on the Audit Committee and previously served on the Compensation and Nominating and Governance committees, and IDEXX Laboratories since 2012, where she is chair of the Compensation Committee and serves on the Audit Committee. She previously served on the board of directors of ChoicePoint Corporation from 2005 to 2008; on the board of directors for Spherion Corporation from 2005 to 2011 and on the board of directors of Belo Corp. from 2004 to 2013. Ms. Szostak is currently a member of the Board of Trustees of Bryant University, Trustee Emerita of Colby College, Life Governor and Chairperson Emeritus of the Boys & Girls Clubs of America, and serves on various committees of Care New England and Women and Infants' Hospital of Rhode Island. She is the former Chairperson of the Board of Women and Infants' Hospital of Rhode Island.

Ms. Szostak has extensive senior level executive leadership experience with a Fortune 100 company, experience as a chief executive officer of two major bank subsidiaries of public companies, substantial banking experience, significant human resource experience, experience in risk management and significant experience on other public company boards (including compensation committee chairperson and audit and corporate governance and nominating committee experience).

Larry D. Young

Mr. Young, age 62, has served as one of our directors since the Company's formation in October 2007. Mr. Young has served as our President and Chief Executive Officer (Mr. Young is also referred to in this Proxy Statement as our "CEO") since October 2007. From October 2007 to May 2008, Mr. Young also served as President and Chief Executive Officer of CSAB (as hereinafter defined). Mr. Young joined CSAB as President and Chief Operating Officer of the Bottling Group segment and Head of Supply Chain in 2006 after the acquisition of Dr Pepper/Seven Up Bottling Group, Inc. ("DPSUBG"). He served as President and Chief Executive Officer of DPSUBG since 2005. From 1997 to 2005, Mr. Young served as President and Chief Operating Officer of Pepsi-Cola General Bottlers, Inc. and Executive Vice President of Corporate Affairs at PepsiAmericas, Inc.

Mr. Young, our CEO, has extensive senior level executive experience as our CEO and chief operating officer, over 40 years of experience in the beverage industry and substantial sales and marketing experience.

Joyce Roché is not standing for re-election because she has reached mandatory retirement age under our Corporate Governance Guidelines and will be retiring from the Board at the conclusion of the Annual Meeting.

THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

18	DPS 2016 Proxy Statement

CORPORATE GOVERNANCE

Corporate Governance Guidelines

On May 18, 2016, the Board adopted revised Corporate Governance Guidelines. The Corporate Governance Guidelines include, among other things:

•
a requirement that the Board will have an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee, each comprised solely of independent directors;

•
a requirement that the Board annually assess the performance of the Chief Executive Officer (references in this Proxy Statement to "the Chief Executive Officer" refer generically to the person holding that title and not to any specific individual);

•
Board stewardship of our Code of Conduct and Insider Trading Policy;

•
assessment of Board and director performance;

•
the power of the Board and each committee to retain outside advisors; and

•
our Categorical Standards of Director Independence.

Our Corporate Governance Guidelines are available on our website at www.drpeppersnapplegroup.com under the Investors — Corporate Governance — Corporate Governance Guidelines captions.

Code of Conduct

We are dedicated to earning the trust of our customers and investors and our actions are guided by the principles of honesty, trustworthiness, integrity, dependability and respect. The Board has adopted a Code of Conduct that applies to all employees and directors. Our Code of Conduct is posted on our website at www.drpeppersnapplegroup.com under the Investors — Corporate Governance — Code of Conduct captions. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K or applicable New York Stock Exchange ("NYSE") rules regarding any amendment to, or waiver from, a provision of the Code of Conduct for our senior financial officers, including the Chief Executive Officer, if any, either by posting such information on our website at www.drpeppersnapplegroup.com under the Investors — Corporate Governance captions or by filing a Current Report on Form 8-K with the SEC.

Director Independence

In connection with the adoption of the Corporate Governance Guidelines, the Board adopted our Categorical Standards of Director Independence, which are attached as Annex A to our Corporate Governance Guidelines. The Categorical Standards of Director Independence are consistent with the independence standards set forth in Section 303A.02 of the NYSE listing standards. The Board made an affirmative determination in 2016 that each of Mr. Sanders, Mr. Alexander, Mr. Carrillo, Mr. Gutiérrez, Ms. Patsley, Ms. Roché, Mr. Rogers, Ms. Shive and Ms. Szostak is independent and has no material relationship with the Company. In February 2017, the Board considered the slate of nominees for director and determined that each of David E. Alexander, Antonio Carrillo, José M. Gutiérrez, Pamela H. Patsley, Ronald G. Rogers, Wayne R. Sanders, Dunia A. Shive and M. Anne Szostak is independent and has no material relationship with the Company.

19	DPS 2016 Proxy Statement

CORPORATE GOVERNANCE

Selection of Directors

Process

The Board is responsible for approving candidates for the Board. As discussed in the section "Board Committees and Meetings — Corporate Governance and Nominating Committee" beginning on page 24, the Corporate Governance and Nominating Committee is responsible for the identification of candidates for the Board and making director recommendations to the Board. The Corporate Governance and Nominating Committee will also consider director nominations by a stockholder made pursuant to the procedures set forth in our Amended and Restated By-Laws relating to stockholder nominations and as described under "Stockholder Proposals for 2017 Annual Meeting" on page 84.

Qualifications

The Corporate Governance and Nominating Committee seeks director candidates (including any candidate who may be recommended by a stockholder) who have certain personal and professional attributes including:

•
sound personal and professional integrity;

•
an inquiring and independent mind;

•
willingness to devote the required time to carrying out the duties and responsibilities of Board membership;

•
commitment to serve on the Board for several years to develop knowledge about the Company's businesses; and

•
willingness to represent the best interests of all stockholders and observe the fiduciary duties that a director owes to the stockholders.

In addition, a director candidate must have, when considered with the collective experience of other Board members, appropriate qualifications and skills that have been developed through extensive business experience, including the following:

•
practical wisdom and mature judgment;

•
leadership;

•
interpersonal skills;

•
financial acumen;

•
broad training and experience at the policy-making level in business, finance and accounting, government, education or technology; and

•
expertise (including industry expertise) that is useful to the Company and complementary to the background and experience of other Board members, so that an optimal balance of Board members can be achieved and maintained.

Diversity

In accordance with our Corporate Governance Guidelines, diversity of viewpoints, as well as gender and ethnic diversity, are characteristics considered by the Corporate Governance and Nominating Committee in making recommendations for nominations. The Board has not adopted any policy on diversity with respect to our directors, but it seeks a balance of experience among the directors so that the Board as a whole has experience and training from different disciplines (including operations, accounting, finance, risk management, marketing and human resources) and different industries (including the beverage industry, consumer products and finance) which creates the balance sought.

20	DPS 2016 Proxy Statement

CORPORATE GOVERNANCE

Executive Sessions and Lead Independent Director

In compliance with the requirements of the NYSE, our Corporate Governance Guidelines require the non-employee directors to meet at least twice annually in regularly scheduled executive sessions. Mr. Sanders, as lead independent director, presides over non-employee director executive sessions. Five (5) executive sessions were held in 2016.

Attendance at Annual Meeting

It is our policy that all directors attend the annual meeting of stockholders. We anticipate that all members of the Board will be present at the Annual Meeting. Each director attended the annual meeting of stockholders held on May 19, 2016.

Board Leadership and Role in Risk Oversight

The Chairman of the Board and the Chief Executive Officer titles are held by different persons. Mr. Sanders, as the Chairman of the Board, is also the lead independent director. Mr. Young is our CEO.

In May 2008, the Company became a stand-alone company as the result of a spin-off by Cadbury, plc ("Cadbury"), which held the Cadbury Schweppes Americas Beverages business group of entities ("CSAB"). At that time, it was decided to separate the Chairman of the Board and the Chief Executive Officer positions. Most important among the considerations was that separation of the Chairman of the Board and the Chief Executive Officer positions would allow our CEO to direct his energy towards operational issues and the Chairman of the Board to focus on governance and other related issues of our new publicly-held company. At this time, the Company continues to believe that separating the Chairman of the Board and the Chief Executive Officer positions enhances the independence of the Board, provides independent business counsel for the Chief Executive Officer and facilitates discussion among Board members.

The Board has overall responsibility for oversight of risk and has delegated to the Audit Committee the responsibility for the risk oversight process and oversight of financial and compliance risks. The Company reports to the Audit Committee at each regularly scheduled meeting on risk management and the activities of the committee that oversees the Company's enterprise and risk management functions. The Audit Committee reports to the Board on its delegated responsibilities regarding risks. The Compensation Committee is responsible for the assessment of risk in the Company's compensation programs and reports to the Board on that assessment (see "Compensation Discussion and Analysis — Compensation Risk Assessment" on page 60).

Communications with the Board

Any interested party may communicate with the Board, the Chairman of the Board (who is the lead independent director and presiding director of executive sessions) or the non-employee directors as a group on a Board-related issue by submitting an e-mail through the Company's website at www.drpeppersnapplegroup.com under the Investors — Corporate Governance — Contact the Board captions or by sending a written communication to: Corporate Secretary, Dr Pepper Snapple Group, Inc., 5301 Legacy Drive, Plano, Texas 75024. Relevant communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. Communications that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as sponsorship requests, licensing requests, annual report requests, business solicitations, advertisements, new product suggestions, brand and product comments and job inquiries. Any communication that is screened as described above will be made available to any director upon his or her request.

21	DPS 2016 Proxy Statement

BOARD COMMITTEES AND MEETINGS

Audit Committee

During fiscal year 2016, the Audit Committee was comprised of Mr. Alexander (Chairman), Mr. Carrillo and Ms. Patsley. Each of the directors who served as an Audit Committee member in 2016 is independent in accordance with applicable laws and regulations and as defined in the current NYSE listing standards. Upon consideration of the attributes of an audit committee financial expert as set forth in SEC regulations, the Board determined that Mr. Alexander, Mr. Carrillo and Ms. Patsley possess those attributes through their experience, and each was designated as an Audit Committee Financial Expert.

The Audit Committee is responsible for reviewing and approving an audit committee report included as part of the Proxy Statement and assisting the Board's oversight of:

•
the quality and integrity of the Company's financial statements and related disclosure (including the quality, adequacy and effectiveness of our internal controls);

•
the Company's compliance with all legal and regulatory requirements;

•
the independent registered public accountant's performance, qualifications and independence; and

•
the performance of the Company's internal audit function.

The Audit Committee has selected Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2017. On May 20, 2015, the Board approved the restated Audit Committee Charter, a copy of which is available on our website at www.drpeppersnapplegroup.com under the Investors — Corporate Governance — Committee Charters — Audit Committee Charter captions. The Report of the Audit Committee for fiscal year 2016 is included in this Proxy Statement on page 33.

Compensation Committee

During fiscal year 2016, Ms. Szostak (Chairperson), Ms. Shive and Ms. Roché served on the Compensation Committee. Each of the directors who served as a member of the Compensation Committee in 2016 is independent as defined in the current NYSE listing standards.

The Compensation Committee is responsible for:

•
setting the compensation of the Chief Executive Officer, after consideration of the Board's evaluation of the performance of the Chief Executive Officer;

•
determining the compensation levels of our other executive officers, after consultation with the Chief Executive Officer;

•
approving and administering our executive compensation program (including overseeing regulatory compliance with Section 162(m) of the United States Internal Revenue Code of 1984, as amended (the "Code"), to optimize deductibility of compensation paid);

•
administering our employee benefit plans, including our equity-based and incentive compensation plans;
22	DPS 2016 Proxy Statement

BOARD COMMITTEES AND MEETINGS

•
reviewing and discussing with management our Compensation Discussion and Analysis for inclusion in our proxy statement or annual report, in accordance with applicable regulations; and

•
the appointment, compensation and oversight of work performed by outside advisors to the Compensation Committee.

Information regarding the processes and procedures followed by the Compensation Committee in considering and determining executive compensation is provided under the heading "Compensation Discussion and Analysis" beginning on page 36.

On May 20, 2015, the Board approved the restated Compensation Committee Charter, a copy of which is available on our website at www.drpeppersnapplegroup.com under the Investors — Corporate Governance — Committee Charters — Compensation Committee Charter captions. The Report of the Compensation Committee on Executive Compensation for fiscal year 2016 is included in this Proxy Statement on page 61.

The Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation. The Compensation Committee annually evaluates the performance of its executive compensation consultant and, based on that evaluation, retained Mercer HR Services, LLC ("Mercer"), a wholly owned subsidiary of Marsh & McLennan Companies, Inc. ("MMC"), to assist the Compensation Committee with its responsibilities related to the Company's 2016 executive officer and board of director compensation programs. For more information on the Compensation Committee's relationship with Mercer, see "Compensation Discussion and Analysis — Role of Compensation Consultant" on page 58. Mercer's fees for executive compensation consulting to the Compensation Committee in fiscal year 2016 were approximately $334,000.

During 2016, the Compensation Committee requested that Mercer:

•
conduct an analysis of compensation for our executive officers, including the Chief Executive Officer, assess how target compensation aligned with our philosophy and objectives, and develop recommendations for the Compensation Committee on the size and structure of long-term incentive awards for the Chief Executive Officer and our executive officers;

•
Conduct a comprehensive analysis of our PSU program and assist the Compensation Committee in its review of incentive plan design;

•
provide perspectives on the composition of our peer group for 2016-2017;

•
perform a review of the Company's compensation programs and related governance provisions and practices to determine if disclosures were required under Item 402 of SEC Regulation S-K — see "Compensation Discussion and Analysis — Compensation Risk Assessment" on page 60;

•
evaluate alignment of executive compensation with our absolute performance and performance in relation to our peer group;

•
assess the Board's compensation;

•
provide the Compensation Committee ongoing advice and counsel on market compensation trends, legislative and regulatory updates and their impact on our executive compensation programs;

•
provide responses to the six factors (the "Regulatory Evaluation") set forth in the rules promulgated by the SEC and in the NYSE listing standards to enable the Committee to assess Mercer's independence and objectivity; and

•
review the Compensation Discussion and Analysis section of our proxy statement.

During 2016, the Company retained MMC or its affiliates to provide services which were unrelated to executive compensation services. The aggregate fees paid for these other services (principally broker fees) were approximately $558,000, which amount was approximately .004% of the total consolidated revenues of MMC in

23	DPS 2016 Proxy Statement

BOARD COMMITTEES AND MEETINGS

2016. Management decided to retain MMC to provide these services. The Compensation Committee is aware that the Company in the ordinary course of business uses MMC and its affiliates for insurance and other related services, but it does not specifically approve those services.

Certain policies and procedures are in place to assure the independence of Mercer and the Mercer consultant assigned to the Company, including:

•
Mercer's consultant assigned to the Company receives no incentive or other compensation based on the fees charged to the Company for other services provided by Mercer or any of its affiliates;

•
Mercer's Global Business Standards, which were established to prevent actual or perceived conflicts of interest and preserve the integrity of its advice, and address how Mercer manages the executive consulting relationship, ensures the quality of executive consulting services, and structures its business to manage actual or perceived conflicts of interest;

•
Mercer's consultant assigned to the Company (i) has no personal or business relationship with any member of the Compensation Committee, other than to provide executive consulting services, (ii) owns no shares of Company stock, nor do any of his immediate family members own Company stock, and (iii) has no business or personal relationships with any executive officer of the Company other than to provide executive consulting services to the Company;

•
none of our executive officers have indicated they have any business or personal relationship with Mercer or the Mercer consultant assigned to the Company;

•
the Compensation Committee has the sole authority to retain and terminate the executive compensation consultant;

•
the Mercer consultant assigned to the Company has direct access to the Compensation Committee without management involvement;

•
the Compensation Committee evaluates the quality and objectivity of the services provided by the consultant each year and determines whether to continue to retain the consultant; and

•
the protocols for the engagement (described below) limit how the consultant may interact with management.

While it is necessary for the Mercer consultant to interact with management to gather information, the Compensation Committee has adopted protocols governing if and when the consultant's advice and recommendations can be shared with management. These protocols are included in the consultant's engagement letter. This approach protects the Compensation Committee's ability to receive objective advice from the consultant so that the Compensation Committee may make independent decisions about executive pay by the Company.

Based on the analysis by Mercer of its independence under the Regulatory Evaluation, the Compensation Committee's review of Mercer's analysis and the policies and procedures set forth above, the Compensation Committee is confident that the advice it receives from the executive compensation consultant is objective and not influenced by Mercer's or its affiliates' relationships with the Company.

Corporate Governance and Nominating Committee

Through September 22, 2016, Mr. Sanders (Chairman) and Mr. Rogers served on the Corporate Governance and Nominating Committee. Commencing on September 22, 2016, the Corporate Governance and Nominating Committee was comprised of Mr. Sanders (Chairman), Mr. Gutiérrez and Mr. Rogers. Each of the directors who served as a member of the Corporate Governance and Nominating Committee in 2016 is independent as defined in the current NYSE listing standards. Mr. Sanders has served as the Chairman of the Corporate Governance and Nominating Committee since its formation. The Corporate Governance and Nominating Committee is responsible for:

•
administering the director selection process and the board committee assignments;
24	DPS 2016 Proxy Statement

BOARD COMMITTEES AND MEETINGS

•
leading the development of the Company's corporate governance and developing corporate governance guidelines;

•
reviewing issues related to the relationship between the Company and its stockholders;

•
establishing and revising the Company's Code of Conduct;

•
reviewing and overseeing the process regarding succession planning of the Company's Chief Executive Officer and senior management; and

•
monitoring the Company's legislative priorities, political action committee, political activities, corporate sustainability efforts and relevant public policy issues.

On May 18, 2016, the Board approved the amended and restated Corporate Governance and Nominating Committee Charter, a copy of which is available on our website at www.drpeppersnapplegroup.com under the Investors — Corporate Governance — Committee Charters — Corporate Governance and Nominating Committee Charter captions.

In February 2017, the Corporate Governance and Nominating Committee considered our current directors and other candidates to fill the slate of nominees for election to the Board. Based on an evaluation of the background, skills and areas of expertise represented by the various candidates against the qualifications for directors as set forth in our Corporate Governance Guidelines and as discussed in the section "Corporate Governance — Selection of Directors" on page 20, the Corporate Governance and Nominating Committee determined that each of David E. Alexander, Antonio Carrillo, José M. Gutiérrez, Pamela H. Patsley, Ronald G. Rogers, Wayne R. Sanders, Dunia A. Shive, M. Anne Szostak and Larry D. Young possess the appropriate skill level, expertise and qualifications and recommended that such individuals be re-elected to the Board as directors.

Special Award Committee

On February 10, 2009, the Board formed a Special Award Committee, with the Chief Executive Officer named as the sole member so long as the Chief Executive Officer is a member of the Board. The Special Award Committee has the authority to make equity awards to employees (other than our executive officers) under our Omnibus Stock Incentive Plan of 2009 in accordance with limitations as may, from time to time, be established by the Compensation Committee. The Compensation Committee has set forth the following limitations for the Special Award Committee: (i) awards may be made to employees, other than our executive officers, (ii) awards may be made to new hires, for retention purposes, in connection with promotions or in the discretion of the Special Award Committee for exceptional performance, (iii) awards are limited to an aggregate of $2 million each calendar year, (iv) awards shall not exceed $200,000 to any one individual and (v) awards must be granted at the closing market price on the effective date of the award. The Special Award Committee reports to the Compensation Committee at each regularly scheduled meeting on the awards it has made under this limited authority since its last report. For a description of the equity award procedures that apply to the Special Award Committee, see "Compensation Discussion and Analysis — Compensation Governance Policies and Provisions — Equity Award Procedures" on page 59.

Capital Transaction Committee

On November 20, 2009, the Board formed a Capital Transaction Committee, consisting of the Chairman of the Board and the Chief Executive Officer, so long as the Chief Executive Officer is a member of the Board. The Board granted general authority to the Capital Transaction Committee to approve note issuances, commercial paper transactions and interest rate swaps, excluding any transaction which includes the issuance of the Company's common stock or preferred stock or a feature to convert debt to common stock or preferred stock, provided that (i) the aggregate amount of such transactions does not exceed $750 million initial aggregate principal or notional amount in any calendar year and (ii) our debt to Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") ratio immediately prior to a contemplated transaction is at or below 2.25x and the consummation of such transaction will not result in our adjusted debt to EBITDA ratio exceeding 2.25x. From time

25	DPS 2016 Proxy Statement

BOARD COMMITTEES AND MEETINGS

to time, the Board has granted additional authority to the Capital Transaction Committee to approve certain transactions. The Capital Transaction Committee reports to the Board on the transactions it approves under the authority granted by the Board.

2016 Meetings

During 2016, there were eight (8) meetings of the Board. During 2016, there were eight (8) meetings held by the Audit Committee, along with four (4) executive sessions of the Audit Committee to meet with our independent registered public accounting firm, our chief financial officer, our senior vice president-controller, the vice president of corporate audit and our general counsel (in one executive session); five (5) meetings were held by the Compensation Committee, along with four (4) executive sessions held by the Compensation Committee; four (4) meetings held by the Corporate Governance and Nominating Committee and four (4) executive sessions held by the Corporate Governance and Nominating Committee; seven (7) meetings held by the Special Award Committee; and two (2) meetings held by the Capital Transaction Committee. Each incumbent director attended at least 75% of the meetings of the Board and the Board committees of which each was a member during his or her respective tenures. Any action taken by the Board or any committee by unanimous written consent ("Consent") is counted as a meeting. In 2016, the Board acted three times by Consent and all meetings of the Capital Transaction Committee and Special Award Committee were by Consent.

26	DPS 2016 Proxy Statement

DIRECTOR COMPENSATION

Non-employee directors receive compensation from us for their services on the Board and its committees. Mr. Young, our only executive director, does not receive compensation for his services as a director. In fiscal year 2016, we compensated our non-employee directors as follows: an annual cash retainer of $100,000 and an annual equity award of RSUs with a value of $130,000. In addition, the Chairman of the Board, the chairperson of the Audit Committee and the chairperson of the Compensation Committee received an additional annual equity award of RSUs with a value of $100,000, $30,000 and $25,000, respectively. All of the RSUs vest three years from the date of grant.

Director compensation paid in fiscal year 2016 was as follows:

Director Compensation in Fiscal Year 2016

NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)(3)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)

Wayne R. Sanders	100,000	230,000	—	—	—	—	330,000

David E. Alexander	100,000	160,000	—	—	—	—	260,000

M. Anne Szostak	100,000	155,000	—	—	—	—	255,000

Antonio Carrillo	100,000	130,000	—	—	—	—	230,000

Pamela H. Patsley	100,000	130,000	—	—	—	—	230,000

José M. Gutiérrez(4)	50,000	65,000	—	—	—	—	115,000

Joyce M. Roché(5)	100,000	130,000	—	—	—	—	230,000

Ronald G. Rogers	100,000	130,000	—	—	—	—	230,000

Dunia A. Shive	100,000	130,000	—	—	—	—	230,000

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect fees earned in 2016.

(2)
The amounts reported in the Stock Awards column reflect the grant date fair value associated with each respective director's RSUs granted under the Omnibus Stock Incentive Plan of 2009. Even though the RSUs may be forfeited, the amounts reported do not reflect this contingency.
27	DPS 2016 Proxy Statement

DIRECTOR COMPENSATION

(3)
The following table shows the aggregate number of outstanding RSUs for each non-employee director as of December 31, 2016. All of these awards vest three years from their respective grant dates.

NAME	RSUs(a)

Wayne R. Sanders	10,177

David E. Alexander	7,016

M. Anne Szostak	6,790

Antonio Carrillo	3,164

José M. Gutiérrez	710

Pamela H. Patsley	5,661

Joyce M. Roché	5,661

Ronald G. Rogers	5,661

Dunia A. Shive	3,610

(a)
The amounts reported in the RSUs column also include dividend equivalent units earned under the Omnibus Stock Incentive Plan of 2009, including dividend equivalent units with a record date prior to December 31, 2016.
(4)
Fees earned or paid in cash and stock awards were adjusted for the fact that Mr. Gutiérrez did not serve as a director for all of 2016.

(5)
In 2016 Ms. Roché elected to defer 25% of her cash compensation under the Non-Employee Director Deferral Plan ("Deferral Plan"), pursuant to which directors may defer cash compensation, which is issued in Company stock upon distribution from the Deferral Plan. As of December 31, 2016, Ms. Roché had accumulated 1,207 units in the Deferral Plan.

Based on a study performed by Mercer, the total non-employee director compensation in 2016 approximates our compensation peer group median.

The Board believes that the directors should have a meaningful ownership interest in the Company. Effective November 1, 2015, or, if a director is elected after November 1, 2010, within five years after the date of such election, the Stock Ownership Guidelines require non-executive directors to own shares of the Company's common stock having a value equal to a minimum of four times their respective annual cash retainer. All of the directors to whom these guidelines apply had met these guidelines as December 31, 2016. Satisfaction of the guidelines is not yet required of Ms. Shive, who joined the Board in November 2014; Mr. Carrillo, who joined the Board in February 2015; and Mr. Gutiérrez, who joined the Board in September 2016.

28	DPS 2016 Proxy Statement

BUSINESS EXPERIENCE OF
EXECUTIVE OFFICERS

Other than Mr. Young, who is a director and whose business experience is summarized under "Proposal 1 — Election of Directors — Director Nominees" on page 18, the following is a summary of the business experience of our executive officers {ages are as of the date of the Annual Meeting}:

  James L. Baldwin, Executive Vice President, General Counsel, age 56, has served as our Executive Vice President, General Counsel and Secretary since the Company's spin-off in May 2008. From July 2003 to May 2008, he served as Executive Vice President and General Counsel of CSAB. From June 2002 to July 2003, he served as Senior Vice President and General Counsel of Dr Pepper/Seven Up, Inc., from August 1998 to June 2002 as General Counsel of Mott's LLP and from March 1997 to August 1998 as Vice President and Assistant General Counsel of Dr Pepper/Seven Up, Inc.

  Rodger L. Collins, President, Packaged Beverages, age 59, has served as our President, Packaged Beverages since February 2009. Prior to that, Mr. Collins served in various executive capacities with us and CSAB, including President of Bottling Group Sales and Finished Goods Sales (September 2008 – February 2009); President of Sales for the Bottling Group (October 2007 – September 2008); Midwest Division President for the Bottling Group (January 2005 – October 2007); and Regional Vice President (October 2001 – December 2004).

  Martin M. Ellen, Executive Vice President, Chief Financial Officer, age 63, joined the Company in April 2010 as our Executive Vice President, Finance and transitioned into the role of Executive Vice President, Chief Financial Officer in May 2010. Prior to joining the Company, Mr. Ellen served as Senior Vice President — Finance and Chief Financial Officer at Snap-on Incorporated since 2002, where he had responsibility for all of the financial operations at this global, publicly-traded company. Mr. Ellen has served on the Board of Directors of Eagle Materials Inc. since 2013 and is currently Chairman of the Audit Committee.

  Philip L. Hancock, Executive Vice President, Human Resources, age 48, has served as our Executive Vice President, Human Resources since February 2013. From March 2012 to February 2013, Mr. Hancock served as Senior Vice President, Human Resources, from February 2010 to March 2012 as Senior Vice President, Procurement, from January 2008 to February 2010 as Senior Vice President, Regional Manufacturing and from January 2007 to January 2008 as Vice President of Manufacturing Development. Prior to joining the Company in January 2007, Mr. Hancock was a Senior Associate at McKinsey & Company for approximately two years and served as an officer in the United States Army for approximately 11 years.

  Derry L. Hobson, Executive Vice President, Supply Chain, age 66, has served as our Executive Vice President of Supply Chain since the Company's spin-off in May 2008. From October 2007 to May 2008 Mr. Hobson served as the Executive Vice President of Supply Chain of CSAB. Mr. Hobson joined CSAB as Senior Vice President of Manufacturing in 2006 through the acquisition of DPSUBG, where he had been Executive Vice President since 1999.

  James J. Johnston, Jr., President, Beverage Concentrates and Latin America Beverages, age 60, has served as our President, Beverage Concentrates and Latin America Beverages since September 2009. Prior to that, Mr. Johnston served in various executive capacities with us and CSAB, including President, Beverage Concentrates (November 2008 – September 2009); President of Concentrate Sales (September 2008 – November 2008); President of Finished Goods and Concentrate Sales (October 2007 – September 2008); Executive Vice President of Sales (January 2005 – October 2007); Executive Vice President of Strategy (December 2003 – January 2005); and Senior Vice President of Licensing (October 1997 – December 2003).

29	DPS 2016 Proxy Statement

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

  David J. Thomas, Ph.D., Executive Vice President, Research & Development, age 55, has served as our Executive Vice President, Research and Development since December 2010. From the Company's spin-off in May 2008 until December 2010, Dr. Thomas served as our Senior Vice President, Research & Development. From November 2006 to May 2008, Dr. Thomas served as the Senior Vice President, Research & Development for CSAB. Dr. Thomas served as Vice President — Global Product Development for Gerber Products from July 2005 until October 2006. Dr. Thomas holds a Ph.D. Degree in Food Science, with an emphasis in Flavor Biochemistry, from the University of Wisconsin-Madison.

  James R. Trebilcock, Executive Vice President, Chief Commercial Officer, age 59, has served as our Chief Commercial Officer since January 2016, From September 2008 to January 2016 he served as our Executive Vice President, Marketing. From the Company's spin-off in May 2008 to September 2008, Mr. Trebilcock served as our Senior Vice President — Marketing. From February 2003 to May 2008, Mr. Trebilcock served as the Senior Vice President — Consumer Marketing of CSAB. Mr. Trebilcock held various positions in CSAB and its predecessor businesses since July 1987.

30	DPS 2016 Proxy Statement

PROPOSAL 2 — RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2017

Deloitte & Touche LLP has been selected by the Audit Committee as our independent registered public accounting firm for fiscal year 2017, subject to ratification by our stockholders. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2008. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting. That representative will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

We are asking our stockholders to ratify the appointment of Deloitte & Touche LLP as our registered independent public accounting firm as a matter of good corporate governance even though ratification is not required by our Amended and Restated By-Laws, other governing documents or otherwise. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2017. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during fiscal year 2017 if it is determined that such a change would be in the best interests of the Company and its stockholders.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2017.

31	DPS 2016 Proxy Statement

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM'S FEES

Fees for professional services provided by our independent registered public accounting firm in each of the last two fiscal years, in each of the following categories, were as follows:

(in 000's)

	2016	2015

Audit Fees(1)	$3,472	$3,260

Audit-Related Fees	—	—

Tax Fees	—	—

All Other Fees	—	—

Total Fees	$3,472	$3,260

(1)
These amounts represent fees of Deloitte & Touche LLP for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly Form 10-Q reports, the audit of internal control over financial reporting, services rendered in connection with acquisitions and debt offerings and the services that an independent auditor would customarily provide in connection with statutory requirements, regulatory filings, and similar engagements for the fiscal year, such as comfort letters, consents and assistance with review of documents filed with the SEC. Audit Fees also include advice about accounting matters that arose in connection with or as a result of the audit or the review of periodic consolidated financial statements and statutory audits that non-U.S. jurisdictions require. For purposes of this schedule fees billed from non-US jurisdictions in the currency of such jurisdiction have been converted to US $ as of the date of the approval of such fees.

The Audit Committee approved all of our independent registered public accounting firm's audit engagements for fiscal year 2016. All audit and non-audit services provided to us by our independent registered public accounting firm are required to be pre-approved by the Audit Committee in accordance with the policies and procedures set forth in the current Audit Committee Charter available on our website at www.drpeppersnapplegroup.com under the Investors — Corporate Governance — Committee Charters — Audit Committee captions.

32	DPS 2016 Proxy Statement

REPORT OF THE AUDIT
COMMITTEE

During 2016 the Audit Committee was comprised of Mr. Alexander (Chairman), Mr. Carrillo and Ms. Patsley. All of the Audit Committee members are independent as defined in the current NYSE listing standards and the applicable rules of the Exchange Act. Each of Mr. Alexander, Mr. Carrillo and Ms. Patsley meet the definition of "audit committee financial expert" as defined in SEC Regulation S-K.

The Audit Committee charter, as revised and approved by the Board on May 20, 2015, sets forth the duties and responsibilities of the Audit Committee. The Audit Committee is primarily responsible for the oversight of the quality and integrity of the Company's financial statements and related disclosures (including the quality, adequacy and effectiveness of our internal controls), the Company's compliance with all legal and regulatory requirements, and the independent registered public accountant's performance, qualifications and independence.

Management has primary responsibility for the preparation of the financial statements, completeness and accuracy of financial reporting and the overall system of internal control over financial reporting. The Audit Committee has reviewed and discussed the Company's financial statements with management and management's evaluation and assessment of the effectiveness of internal control over financial reporting.

Deloitte & Touche LLP ("Deloitte"), our independent registered public accounting firm for fiscal year 2016, is responsible for planning and conducting the audit of the financial statements and expressing an opinion on the fairness of the financial statements and their conformity with generally accepted accounting principles ("GAAP") and for auditing of the Company's internal control over financial reporting and expressing an opinion on its effectiveness.

The Audit Committee has reviewed and discussed with Deloitte, with and without management present, the financial statement audit, its evaluation of effectiveness of internal controls over financial reporting and the overall quality of financial reporting and disclosure. Deloitte has delivered to the Audit Committee (i) the written disclosures and the letter required by the Public Company Accounting Oversight Board ("PCAOB"), including Auditing Standard No. 16: Communications with Audit Committees (in effect until December 31, 2016) and AS 1301: Communications with Audit Committees (in effect as of December 31, 2016) and (ii) the communication required by PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence and informed the Audit Committee that, with respect to the Company, it is independent under the SEC rules and the independence requirements of the PCAOB. The Audit Committee has discussed with Deloitte the written disclosures and the letter regarding their independence.

Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Submitted by the Audit Committee of the Board:
David E. Alexander (Chairman) Antonio Carrillo Pamela H. Patsley

THE ABOVE REPORT OF THE AUDIT COMMITTEE WILL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH OR INCORPORATED BY REFERENCE INTO ANY FILING BY US UNDER THE SECURITIES ACT OF 1933 OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE SUCH REPORT BY REFERENCE.

33	DPS 2016 Proxy Statement

PROPOSAL 3 — APPROVE AN ADVISORY RESOLUTION REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with rules adopted by the SEC, we provide stockholders with the opportunity to cast an advisory (non-binding) vote on compensation programs for our Named Executive Officers. We currently plan to hold an annual advisory vote on executive compensation. Our overall executive compensation policies and procedures are described in the "Compensation Discussion and Analysis" section beginning on page 36 and the tabular disclosures regarding compensation of our Named Executive Officers (together with the accompanying narrative disclosure) set forth in the "Historical Executive Compensation Information" section beginning on page 62. Our compensation policies and procedures are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of our stockholders, as described in the "Compensation Discussion and Analysis" section. The Compensation Committee, which is comprised entirely of independent directors, in consultation with Mercer, a leading human resources consulting firm, oversees our executive compensation program and monitors our policies to ensure that such policies continue to emphasize programs that reward executives for results that are consistent with stockholder interests.

Our overall executive compensation program is designed to be competitive with our peers in the beverage and consumer packaged goods industry. The following are the basis for our program design:

•
Significant majority of compensation is at-risk, in the form of an annual incentive (MIP) and long-term incentive grants of PSUs, RSUs and options;

•
Annual and long-term incentive metrics map directly to our approach for generating stockholder value;

•
Incentive plan structure supports the strategy of seeking profitable growth, prudent capital management and returning cash to stockholders;

•
Equity awards are used to align the interests of management and stockholders over the long term;

•
Stockholder alignment is further enhanced through our stock ownership guidelines; and

•
Incentive plans use a balanced mix of metrics to capture the totality of corporate performance and prevent unbalanced incentives due to too few metrics.

•
Incentive Plan performance targets take into account historical performance of the Company and its peers, investor expectations and industry outlook.

Program design described above resulted in incentive program payouts directionally aligned with stockholder returns.

34	DPS 2016 Proxy Statement

PROPOSAL 3 — APPROVE AN ADVISORY RESOLUTION REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Key Compensation Policies

The Board and the Compensation Committee have adopted various policies and programs with respect to compensation matters as follows:

•
Equity Award Procedures (see "Compensation Discussion and Analysis — Compensation Governance Policies and Provisions — Equity Award Procedures" on page 59);

•
Stock Ownership Guidelines (see "Compensation Discussion and Analysis — Compensation Governance Policies and Provisions — Executive Stock Ownership Guidelines" on page 59);

•
Insider Trading Policy (see "Compensation Discussion and Analysis — Compensation Governance Policies and Provisions — Insider Trading Policy" on page 59); and

•
Clawback Policy (see "Compensation Discussion and Analysis — Compensation Governance Policies and Provisions — Clawback Policy" on page 60).

Prior year's Say-on-Pay Vote

The annual Say-on-Pay vote at the annual meeting of stockholders that occurred on May 19, 2016 passed with approximately 92% of the votes cast (i.e., votes cast "for" or "against") in favor of the resolution. The Compensation Committee considers this to be a strong indicator of support for current program design and the changes implemented beginning in 2015. The changes listed below were implemented based on stockholder feedback solicited in response to the prior year's vote:

•
Weighting of PSUs in the LTI program increased by 10% to 50% of the total; and RSUs were reduced by 10% to 30% of the total;

•
A relative TSR (rTSR) modifier metric was added to the existing PSU program;

•
The Company will not provide gross-ups to future executives beyond the current six participants; and

•
CEO stock ownership guideline was increased to six times salary.

Actions like those described above evidence our philosophy of aligning executive compensation with Company performance and increasing long-term stockholder value. We will continue to design and implement our executive compensation programs and policies in line with this philosophy to promote superior performance results and generate greater value for our stockholders.

Resolution

For the reasons discussed above, the Board recommends that stockholders vote in favor of the following resolution:

  "RESOLVED, that the compensation paid to the Company's Named Executive Officers with respect to 2016, as disclosed pursuant to the compensation disclosure rules and regulations of the SEC, including the Compensation Discussion and Analysis, compensation tables and the narrative discussion, is hereby APPROVED."

Because your vote on this proposal is advisory, it will not be binding on the Board. However, the Compensation Committee and the Board will consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE EXECUTIVE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT.

35	DPS 2016 Proxy Statement

COMPENSATION
DISCUSSION AND
ANALYSIS

EXECUTIVE SUMMARY

Program Design

Our executive pay programs are competitive with our peers in the beverage and consumer packaged goods industry. Program design supports our strategy, attracts and retains talent, ensures pay-for-performance alignment and incorporates best practices when appropriate.

Key Compensation Design Features

✓ Significant majority of compensation is at-risk, in the form of MIP and LTI grants of PSUs, RSUs and options

✓ Annual and long-term incentive metrics map directly to our approach for generating stockholder value

✓ Total compensation opportunity is positioned competitively
✓ Incentive plan structure supports the strategy of seeking profitable growth, prudent capital management and returning cash to stockholders
✓ Compensation mix favors long-term incentives relative to peer group
✓ Equity awards are used to align the interests of management and stockholders over the long term
✓ Stockholder alignment is further enhanced through our stock ownership guidelines
✓ Incentive plans use a balanced mix of metrics to capture the totality of corporate performance and prevent unbalanced incentives due to too few metrics

For incentive compensation purposes we measure ourselves on the following core drivers of our business, which are directly impacted by our executives.

Metrics	Incentive Plan
• Net Sales and Income from Operations (Core Earnings) à	• Annual Incentive Plan (MIP)

• Net Income (Core Earnings) and Free Cash Flow (Core) à	• Performance Share Units (PSUs)

36	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

2016 WAS A RECORD YEAR

2016 Net Sales, Income from Operations, and Net Income reached their highest point in the last five years. Cash Flow from Operations in 2016 remained near record levels.

Our historical performance relative to these metrics is presented below ($ millions):

Key MIP Metric Components	Key PSU Metric Components

Figures presented above are as reported in the Company's Form 10-K for the applicable fiscal year. These metrics as used in our MIP and PSU plans are subject to various adjustments in order to more accurately measure and reward the Company's core performance. Discussions of MIP and PSU performance and payouts on pages 48 and 54, respectively, are based on non-GAAP measures. Reconciliation of GAAP to non-GAAP measures are presented in Annex I to this Proxy Statement.

RECORD DIVIDENDS PAID IN 2016

Our sustained successful execution enabled us to return profits to stockholders by increasing dividends and repurchasing shares. In 2016, we paid out a record amount in dividends and continued with our robust stock repurchase program. Over the past five years, we have paid out over $1.6B in dividends and repurchased $2.2B of stock.

Funds Returned to Stockholders
($ Millions)

37	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

TSR PERFORMANCE WAS CHALLENGING IN 2016,
LONG-TERM RETURNS REMAINED ABOVE EXTERNAL BENCHMARKS

Despite a strong underlying financial performance, 2016 TSR(1) lagged both compensation peers and the S&P 500. However, when viewed as a long-term investment, DPS stock performed in the top quartile of peers and approximately the 75th percentile of the S&P 500 over the trailing 3 and 5 year periods.

DPS Total Stockholder Return (TSR)

In addition to the performance results already noted, we're pleased to report the following improvements:

Earnings Per Share (EPS), on a Fully Diluted Basis	Dividends Declared

(1)
TSR is total shareholder return, which is stock price growth assuming dividend reinvestment.
(2)
Compensation peer group is as defined on page 45 of this Proxy Statement.
38	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Key Compensation Policies

The Board and the Compensation Committee have adopted various policies and programs that enhance compensation governance and strengthen stockholder alignment:

INCENTIVE PLAN DESIGN
What We Do	What We Don't Do

✓

Balanced mix of performance metrics resulting in a holistic view of company performance

✓

Challenging MIP performance goals

✓

MIP and PSU programs are designed with the intent to qualify for a 162(m) deduction as performance-based compensation

×

No uncapped incentive plans

×

No purely formulaic bonus plans — Compensation Committee is able to exercise negative discretion with respect to payouts

×

No guaranteed bonuses or discretionary awards made outside of structured incentive plan framework

EQUITY AWARD RELATED PRACTICES
What We Do	What We Don't Do
✓ Multi-year vesting of equity awards ✓ Challenging PSU performance goals ✓ rTSR modifier used to prevent significant disconnects between rTSR and PSU payouts	× No option grants below fair market value × No under-water option repricing or exchange permitted without stockholder approval × No dividend equivalents on unearned PSUs

COMPENSATION GOVERNANCE, RISK MITIGATION, AND SEVERANCE
What We Do	What We Don't Do

✓

Stringent insider trading policies, which include anti-hedging provisions

✓

Robust stock ownership guidelines

✓

Incentive compensation clawback policy

✓

Tally sheets reviewed as part of the compensation setting process

✓

Majority of compensation is at-risk and is long-term in nature

✓

Annual corporate and individual performance assessments for all members of the Executive Leadership Team (ELT)

✓

Independent Board Chairman and Compensation Committee composed entirely of outside, independent directors

✓

Compensation Committee uses an independent compensation consultant

×

No active Supplemental Executive Retirement Plans (SERPs)

×

No benchmarking of executive pay to a peer group of mostly larger companies

×

No excessive perquisites

×

No change-in-control (CIC) severance in excess of 3X base and bonus

×

No future excise tax gross-ups beyond the current participants in the CIC severance plan

39	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Say-on-Pay Vote and Program Changes

The annual Say-on-Pay vote in the Annual Meeting occurring May 2016 passed with over 92% of the votes cast (i.e., votes cast "for" or "against") in favor of the resolution. The Compensation Committee considers this to be a strong indicator of support for current program design and the changes implemented beginning in 2015. The changes listed below were implemented based on stockholder feedback solicited in response to the 2015 vote:

  •
  Weighting of PSUs in the LTI program increased by 10% to 50% of total. RSUs were reduced by 10% to 30% of total;

  •
  A relative TSR (rTSR) modifier metric was added to the existing PSU program;

  •
  The Company committed to not providing 280G excise tax gross-ups on change-in-control benefits to future executives beyond the current six participants; and

  •
  CEO stock ownership guideline was increased to six times salary.
40	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

2016 INCENTIVE PAYOUTS REFLECT STRONG RESULTS

Incentive payouts reflect the Company's strong performance, with the MIP paying out at 128% to 138% of target, and PSUs at 200% of target.

Performance Focus of Compensation Programs

The majority of target total compensation in 2016 was at-risk in the form of MIP and long-term incentives (PSUs, RSUs and options). Participants' payouts vary based on MIP and PSU performance relative to goals, as well as our stock price and dividend growth.

Target Compensation Mix and Purpose of Each Element

The table below provides details on 2016 target compensation for our NEOs.

$ 000'S

NAME	TITLE	SALARY	MIP TARGET (%)	TARGET CASH(1)	PSUs(2)	RSUs	OPTIONS	TARGET TOTAL

Larry D. Young	Pres. and CEO	$1,150	150%	$2,875	$3,000	$1,800	$1,200	$8,875

Martin M. Ellen	CFO	612	90%	1,162	764	459	306	2,691

Rodger L. Collins	Pres., Packaged Beverages	609	85%	1,126	725	435	290	2,576

James J. Johnston	Pres., Beverage Concentrates and Latin America Beverages	609	85%	1,126	725	435	290	2,576

James L. Baldwin	EVP, General Counsel and Corporate Secretary	482	70%	819	500	300	200	1,819

(1)
Target cash is the sum of salary and MIP target.
(2)
PSU values shown are based on the closing stock price of $91.98 on March 2, 2016, the date of grant. Consistent with past practice, the Company used the grant date stock price for determining the number of PSUs to grant. PSU values shown in the "Stock Awards" column of the Summary Compensation table (page 62), and the Grants of Plan Based Awards table (page 64) are based on the grant date fair value (accounting value) of PSUs determined under GAAP. The accounting value of each PSU as of the grant date was $93.39. Accounting value of PSUs exceeded the grant date stock price due to the rTSR modifier, with the resulting valuation positioning the accounting value approximately 1.5% above the grant date stock price.
41	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

THE COMPENSATION PROGRAM

Key components of our executive officer compensation program and each component's role are described below.

PAY ELEMENT		ROLE IN OUR COMPENSATION PROGRAM

Salary		• Attract and retain talent
• Provide liquidity

Bonus (MIP)(1)		• Drive achievement of key business results on an annual basis
• Instill a team mindset by tying a significant percentage of annual cash compensation to common corporate goals

PSUs(2)	Our LTI vehicles, which collectively constitute a majority of total direct compensation, share the following characteristics:

•

Focus participants on measures that drive our stock price over the long-term and that participants can impact — net income, cash flow from operations and prudent capital management

•

Align to our Rapid Continuous Improvement (RCI) philosophy by focusing on continuous growth in net income and cash flow from operations

RSUs	• Align interests of executives to stockholders • Retain key talent • Tie the value ultimately realized to performance	• Retain executives during periods of macro-economic or industry instability • Replicate the stockholder experience through a direct connection between stock price growth and realized pay

Options		• Provide a leveraged incentive for driving stock price growth • Allow executives to realize rewards for results achieved over the long-term by utilizing the 10 year option term

Benefits and Perquisites		• Constitute a minor portion of compensation while maximizing executives' focus on company operations

(1)
References to Income from Operations and Segment Operating Profit refer to those metrics determined based on Core Earnings.
(2)
References to Net Income and Cash Flow from Operations refer to those metrics determined on a Core basis.

In 2016, the Compensation Committee reviewed our executive compensation program to determine how well pay structure and amounts aligned with our strategic objectives and desired competitive positioning. Overall, the Compensation Committee believes the program remains aligned with our key objectives.

42	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

LTI Design Evolution

Since going public our compensation program has continuously evolved to reflect a greater focus on achieving performance goals to which management has line-of-sight. This evolution is most evident in the changes in our LTI mix (allocation of LTI grant value by vehicle): RSUs declined from 70% to 30% between 2009 and 2015, and PSUs increased from 23% to 50% between 2011 and 2015. Beginning with the 2015 PSU grant, our PSU program design was updated by adding an rTSR modifier to the internal Return (iR) metric. For 2017 PSU grant we made further modifications to the iR metric in order to simplify and realign program design to our priorities.

Pay-for-Performance Alignment

As illustrated below, our CEO's 2016 compensation (and that of other executive officers) is highly sensitive to achievement of MIP and PSU performance goals, as well as stock price at vest.

Performance assumptions used to demonstrate the sensitivity of pay to performance are meant for illustrative purposes only and are listed below:

ASSUMPTIONS	MIP & PSU PAYOUTS	STOCK PRICE

Low Performance	50% of Target	$73.58 (Grant Price–20%)

High Performance	150% of Target	$110.38 (Grant Price + 20%)

43	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Competitive Pay Positioning

In making 2016 compensation decisions, the Compensation Committee reviewed market data on compensation paid to similarly-situated executives in our peer group during 2015, along with the performance of those peers in comparison to our performance. In determining pay positioning for executive officers, the Compensation Committee takes the following considerations into account:

Factors Driving Competitive Pay Positioning of Executives

Approximate compensation opportunity positioning in 2016 was as follows:

PAY COMPONENT NEO PAY POSITIONING	NEO PAY POSITIONING

Salary	Median

Target Cash (Salary + Bonus Target)	Median

Total Target Direct (Target Cash + LTI)	Designed to approximate market median if performance relative to PSU goals is near market median levels

44	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

PEER GROUP DEVELOPMENT — COMPENSATION PROGRAM BENCHMARKING

In 2015, our Compensation Committee, with the assistance of Mercer, reviewed potential peers. Peer companies were selected and used to calibrate our executive compensation program for 2016. Our peers are companies operating in similar industries with whom we are most likely to exchange talent at the executive officer level. We used the following criteria to select compensation peers:

Peer Group Filtering Criteria and Rationale

Based on the peer selection methodology outlined above, the Compensation Committee approved the following peer companies ("Compensation Peers") to use as a benchmark in the Compensation Committee's 2016 executive compensation decisions:

Brown-Forman Corporation	Dean Foods Company	Kellogg Company

Campbell Soup Company	General Mills, Inc.	Keurig Green Mountain

The Clorox Company	The Hershey Company	McCormick & Company, Incorporated

ConAgra Foods, Inc.	Hormel Foods Corporation	Molson Coors Brewing Company

Constellation Brands, Inc.	The J. M. Smucker Company	WhiteWave Foods

The Compensation Committee made two changes to the peer group at the time of its review:

•
Added Keurig Green Mountain based on its industry focus and size proximity

•
Removed Chiquita Brands due to its acquisition by competitors

In 2015, when the peers discussed were selected, Mercer advised the Compensation Committee that DPS's revenue and market cap approximated peer medians based on data shown below ($ amounts in millions):

Peer Group Net Sales	Peer Group Market Cap

45	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

BASE SALARY

Salary adjustments are made annually based on individual performance, promotions, changes in responsibilities and market movement.

Salary increases in recent years have been modest, with the CEO receiving one increase since 2013.

NAME	2013 SALARY	INCREASE	2014 SALARY	INCREASE	2015 SALARY	INCREASE	2016 SALARY	INCREASE	2017 SALARY

Larry D. Young	$1,075,000	0%	$1,075,000	0%	$1,075,000	7.0%	$1,150,000	0%	$1,150,000

Martin M. Ellen	560,000	2.0%	571,000	2.0%	582,500	5.0%	611,500	2.0%	623,750

Rodger L. Collins	560,000	2.5%	574,000	3.0%	591,000	3.0%	608,500	3.0%	626,755

James J. Johnston	560,000	2.5%	574,000	3.0%	591,000	3.0%	608,500	3.0%	626,755

James L. Baldwin	450,000	2.0%	459,000	2.0%	468,000	3.0%	482,000	3.0%	496,500

Average Increase		1.8%		2.0%		4.2%		2.2%

New salaries generally become effective in April of each year. Values shown above reflect new salaries following the April increases.

Salary increases for our NEOs in 2013 through 2017 were made by the Compensation Committee, considering the level of salary relative to key comparators, and individual performance. As a result of these actions, the salaries for all NEOs are near the median of our peer group.

ANNUAL INCENTIVE

The MIP is our annual cash incentive program designed to reward achievement of pre-established Net Sales and Income from Operations goals.

Plan Metrics: Performance metrics and associated weightings for each NEO are shown below:

METRIC	CEO, CFO, GENERAL COUNSEL	BUSINESS UNIT PRESIDENTS

Consolidated Net Sales	40%	40%

Consolidated Income from Operations	60%	30%

Segment Operating Profit	—	30%

46	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Performance Targets:    Target performance was set above 2015 levels after accounting for anticipated negative currency impact, and was judged to be challenging, yet achievable in light of industry dynamics.

CORPORATE METRICS	PERFORMANCE CONDITION AND ASSOCIATED PAYOUT	PERFORMANCE GOAL (in millions)	GOAL SETTING CONTEXT

Threshold (25%)	$6,029	Targeted 1% net sales growth vs. 2015 results, net of anticipated negative 1.6% foreign currency impact. Incentive plan targets were set against the backdrop of declining Carbonated Soft Drinks (CSD) volumes in the U.S. and Canadian markets.

Net Sales	Target (100%)	$6,346

	Maximum (200%)	$6,663

	Threshold (25%)	$1,218	Targeted 2.1% annual income from operations growth vs. 2015 results, net of anticipated negative 3.6% foreign currency impact.

Income From Operations	Target (100%)	$1,339

	Maximum (200%)	$1,460

SEGMENT OPERATING PROFIT METRICS	PERFORMANCE CONDITION AND ASSOCIATED PAYOUT	PERFORMANCE GOAL (in millions)

	Threshold (25%)	$838

Beverage Concentrate and	Target (100%)	$921

Latin America Beverages	Maximum (200%)	$1,004

	Threshold (25%)	$645

Packaged Beverages	Target (100%)	$709

	Maximum (200%)	$773

47	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

PERFORMANCE METRICS

WHY NET SALES AND INCOME FROM OPERATIONS?

We believe that Net Sales and Income from Operations are simple, high-level reflections of our goals as a business — grow top line and profits. The 60/40 weighting of profit and net sales objectives for the CEO, CFO, and General Counsel, creates necessary balance between investing to drive future net sales growth and managing expenses to drive profits in the present. Business Unit Presidents have a different metric mix to drive results and accountability for the business units they oversee.

The moderate bias towards profit weighting recognizes the realities of falling demand within the CSD industry while striking an appropriate balance between acting as a motivator and holding participants accountable for growing the top line.

MIP Pay-for-Performance Alignment

NEO performance targets for net sales and income from operations metrics require meaningful, yet achievable "stretch" performance in order to earn a target payout. Over the last five years that the current plan design has been in place, our MIP payouts averaged 20% above target.

MIP — Historical Payouts (Consolidated Metrics) and Pay-for-Performance

(1)
The average of payouts relative to target for Business Unit Presidents were similar to the corporate metrics shown above

(2)
rTSR is relative to compensation peer group.

MIP PAYOUTS — ALIGNMENT TO STOCKHOLDER RETURNS

•
2016 MIP payout at the corporate level ranged from 28% to 38% above target, while relative TSR was in the bottom quartile of peers

•
While the average year-by-year TSR ranking is just above median, the aggregate TSR ranking over the entire 5 year period is in the top quartile of peers
48	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

In recent years MIP payouts were driven by mixed net sales performance and above target profits, reflecting the following:

INDUSTRY REVENUE AND CURRENCY EXCHANGE RATES CHALLENGES

Significant revenue headwinds due to unfavorable shifts in consumer behavior and preferences

DPS's challenges in achieving organic revenue growth against these headwinds

Positive impact of our strong performance in Mexico has been significantly reduced due to Mexican Peso weakness

MADE UP FOR THROUGH EXECUTION EXCELLENCE

Sales volumes increased by partnering with allied brands in high growth categories

Our strong profitability performance partially offset the revenue weakness in the CSD segment

Efficiency gains driven by our Rapid Continuous Improvement (RCI) initiatives allowed us to meet and exceed profitability targets

Results for Fiscal Year 2016

In fiscal year 2016 the target financial goal at the corporate level, the fiscal year 2016 results ("Results") (against which the targets are measured as determined by the Compensation Committee) and the payout percentages were as follows (in millions):

METRIC	TARGET (100%)	RESULTS		PAYOUT PERCENTAGE

Net Sales	$6,346	$6,440		129.6%

Income from Operations	$1,339	$1,384	(1)	137.2%

Segment Operating Profit (SOP):

Beverage Concentrates and Latin America Beverages	$921	$963	(1)	150.4%

Packaged Beverages	$709	$720	(1)	117.3%

(1)
The Target amounts and Results reflected in these columns and used to calculate the payout are based on Core Earnings. Core Earnings is defined as results, as reported, adjusted for the unrealized mark-to-market impact of commodity and interest rate derivatives not designated as hedges under U.S. GAAP and certain items that are excluded for comparison to prior year periods. A reconciliation of Income from Operations and SOP, as reported in our Form 10-K filed with the SEC on February 14, 2017, to the results used for the MIP determination is attached to this Proxy Statement as Annex I.

Refer to the Annex I to this Proxy Statement on page A-I for a Reconciliation of Core Earnings to GAAP financials.

2016 Payout Calculation: The actual awards are calculated based on year-end salary and are shown below:

NAME	2016 YEAR END SALARY	MIP TARGET (%)(1)	MIP TARGET ($)	MIP PAYOUT (%)(2)	MIP PAYOUT ($)

Young	$1,150,000	150%	$1,725,000	134.2%	$2,314,605

Ellen	611,500	90%	550,350	134.2%	738,460

Collins	608,500	85%	517,225	128.2%	663,134

Johnston	608,500	85%	517,225	138.2%	714,546

Baldwin	482,000	70%	337,400	134.2%	452,724

(1)
MIP Target % is multiplied times the 2016 Year End Salary to determine MIP Target.
(2)
MIP Payout % is multiplied times the MIP Target to determine MIP Payout.
49	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

LONG-TERM INCENTIVE AWARDS

WHY THREE LTI VEHICLES?

We use a mix of three different LTI vehicles — PSUs, RSUs, and options — to align executive pay outcomes to stockholder returns. Each of the LTI vehicles carries its own unique advantages and our "portfolio" approach to LTI allows us to capture the benefits of each one.

In addition to motivating executives to grow the stock price, using three vehicles creates the appropriate balance between the various performance objectives, which are aligned with stockholder interests:

LTI VEHICLE	INCENTIVE OBJECTIVE	EXPLANATION

PSUs	Execute against clearly defined financial objectives	PSU awards require achievement of a combination of net income growth and cash flow yield to secure a payout

PSUs and RSUs	Generate cash to fund share repurchases and dividend increases	PSUs and RSUs benefit from stock price increases driven by stock repurchase activity and receive (upon vest) accrued dividend equivalents

RSUs	Retention during periods of macro-economic or industry specific distress	RSUs will retain some tangible value even during periods of falling stock prices and low MIP and PSU payouts

RSUs	Shareholder alignment	Participants experience same stock price changes as investors

Options	Take prudent risks to grow the stock price	Leveraged vehicle that magnifies participant's gains when stock price appreciates

2016 LTI Vehicle Details

Our 2016 LTI award details are outlined below. The Compensation Committee believes that these awards to NEOs will focus attention on building stockholder value over the long-term, reinforce the importance of their roles as stewards of the business, and help to retain the executives.

The following provides more detail about the various award programs:

LTI VEHICLES	LTI MIX	BRIEF DESCRIPTION	VESTING AND EXERCISE RESTRICTIONS

PSUs	50%

•

PSU represents an opportunity to receive one share of stock

•

PSUs are credited with dividend equivalents reinvested on dividend payment date

•

Dividend equivalents are paid only on PSU shares that vest based on performance

			• PSUs vest based on achievement against pre-determined performance targets • Performance period is 3 years, with cliff vesting

RSUs	30%	• RSU represents an opportunity to receive one share of stock • RSUs are credited with dividend equivalents reinvested on dividend payment date	• Cliff vesting after 3 years

Options	20%	• Exercise price is equal to the closing market price of our common stock on the grant date • Repricing of outstanding awards is prohibited without stockholder approval	• Pro-rata vesting over 3 years • Option may be exercised up to 10 years from grant

RSUs vest 100% after 3 years, compared to 33% per year for options, in order to better reflect the retention objective of RSUs.

50	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

PSU Program — Internal Return Measurement Structure and Results

Our Internal Return (iR) performance measure used for the PSU program is summarized below.

2014 PSU Cycle (2014-2016 Fiscal Years)

*
0 and 1 subscripts refer to prior year (0) and current year (1) financials. Net Income, Cash Flow from Operations and Free Cash Flow are calculated on a Core basis, adjusted for certain items. For detailed definitions of the terms used in the Internal Return calculation refer to Annex I to this Proxy Statement on page A-I.

IR YEAR	FY COMPARISON	NET INCOME GROWTH (A)		FREE CASH FLOW YIELD (B)		INTERNAL RETURN (A+B)

iR1	2014 vs. 2013	10.64%		9.01%		19.65%

iR2	2015 vs. 2014	7.71%		7.79%		15.50%

iR3	2016 vs. 2015	6.27%	+	7.04%	=	13.31%

	Average	8.21%		7.95%		16.15%

Internal Return of 16.15% resulted in a payout of 200% of target based on the leverage structure shown on page 53.

•
Net Income (NI), Cash Flow from Operations (CFFO) and Capital Expenditures (CapEx) are updated annually during each three year performance cycle.

•
Each three-year PSU performance period has a fixed P/E ratio. The P/E is fixed as of the end of the year immediately preceding the first year of each performance period.
51	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

PSU Plan Design Analysis

PLAN DESIGN ASPECT	IMPACT ON PARTICIPANTS' INCENTIVES

Annual resetting of NI in the NI Growth and Free Cash Flow (Core) (FCF) Yield denominators	• Requires continuous improvement in the numerator (NI Growth and FCF) to achieve target performance in a rising earnings scenario, which has been the case during the life of this program

Free cash flow (Core) yield denominator (NI × P/E) simulates market value of invested capital at cycle start	• Fixing P/E and NI in the year before the performance period starts focuses participants on the variables directly within their control

Embedding continuous improvement requirement in iR performance measurement	• Supports our initiative to quickly increase profitability through efficiency gains

Calculating results based on a three year average	• Ensure that performance during every year of the cycle impacts results

Internal Return as the PSU Metric

WHY INTERNAL RETURN?

Correlation analysis between TSR and various performance metrics demonstrated that over long periods iR has the highest correlation with TSR out of an exhaustive list of metrics.

iR also provides for direct management line-of-sight to the performance being measured — earnings growth, conversion of earnings into cash, and conservative capital management.

At a high-level, the iR formula is a close approximation of our stockholder value creation process:

52	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Role of Internal Return in Performance Measurement Framework

We believe that corporate performance is too complex to be assessed through a single metric, or type of metric, and requires a holistic view. When evaluating incentive plan design we view the MIP and LTI plans as complementary elements of our total compensation package. In designing our incentive plans we strive to reflect this balanced perspective and have largely achieved that goal.

BALANCED PERFORMANCE MEASUREMENT

Our incentive plan metrics (MIP and PSUs):

•
Draw on three financial statements (Income, Cash Flow and Balance Sheet)

•
Account for both absolute and relative stock price performance (PSUs, RSUs and Options)

•
Cover interlocking performance periods ranging from 1 year (MIP) to 3 years (PSUs and RSUs), and up to 10 years (Option term)

PSU Goal Setting and Leverage Structure

PSU iR goals at threshold, target and maximum were set based on historical performance data collected from peer companies and the S&P 500 over both the relatively recent past (since 2000) and a longer, multi-decade period.

			CORRESPONDING PERFORMANCE LEVEL IN EXTERNAL MARKET
	iR TARGET
PERFORMANCE CONDITION		PAYOUT	PEERS	S&P 500

Threshold	8%	50%	Below Median	Below Median

Target	12%	100%	50th to 60th Percentile	Median

Maximum	16%	200%	65th to 75th Percentile	65th to 75th Percentile

Applying historical data for future periods was judged as reasonable in light of near-term performance expectations since program inception.

Commencing in 2015, relative stock price performance, as measured by rTSR, became a modifier of PSU payouts. Commencing in 2017, the free cash flow (Core) yield component of iR will no longer be a part of the core metric. Free cash flow (Core) will still be a part of the PSU program, acting as a modifier that reduces payouts if free cash flow lags profits. See discussion of both changes on pages 55 and 56.

OUR PSU GOALS ARE CHALLENGING

•
Historical data, on which our goals are based, covered periods of significantly higher GDP growth both in the U.S. and globally relative to current norms, and

•
Above median performance, relative to peer historical norms, is required to earn a target payout
53	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

PSUs Pay-for-Performance

PSU cycles pay out in February following the end of the performance period. Given the long-term nature of this program and the associated goal setting approach, pay-for-performance alignment can only be adequately judged over time. Over the last 5 years we have observed strong directional alignment between payouts and TSR compared to our peers.

PSUs — Historical Payouts and Pay-for-Performance

PSUs Earned By NEOs — 2014 to 2016 Cycle

NAME	PSUs GRANTED(1)	PAYOUT (%)	SHARES EARNED(2)

Larry D. Young	49,947	200%	99,893

Martin M. Ellen	11,883	200%	23,765

Rodger L. Collins	11,237	200%	22,474

James J. Johnston	11,237	200%	22,474

James Baldwin	6,659	200%	13,317

(1)
Includes dividend equivalent accrued through December 31, 2016 ex-dividend dates.

(2)
Rounded down to nearest whole share.
54	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Addition of rTSR modifier to PSUs

Beginning with the 2015 PSU grant (2015-2017 performance cycle), we added a rTSR modifier to the existing iR design. The modifier functions as follows:

•
If rTSR at the end of the three-year PSU cycle falls between the 25th and 75th percentiles of our peers, participants will receive a payout based solely on iR performance

•
25% rTSR modifier is triggered only for cycles when rTSR is either in the bottom or top quartile of TSR peers

The rTSR peer group was selected based on the same criteria as used for our compensation peer group as well as likely competitors for investor funds operating in the same or related industries. Based on these considerations, the 2016 PSU rTSR peer group included all of the compensation peers in place at the time of the grant and the following companies:

PepsiCo, Inc.	Monster Beverage Corporation

The Coca-Cola Company	Coca-Cola Bottling Co. Consolidated

Coca-Cola Enterprises, Inc.	National Beverage Corp.

Cott Corporation

WHY rTSR AS A MODIFIER AND NOT A STAND-ALONE METRIC?

•
Ensure that iR remains our core metric with line-of-sight and clear operational goals for participants

•
Reinforce the importance of iR as our core metric by using the iR payout as a starting point for calculating the magnitude of rTSR modification

Role of rTSR Modifier in the PSU Program

We added a rTSR modifier to our PSU program to prevent significant disconnects between PSU payouts and TSR results and to introduce a more balanced performance perspective.

55	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Under our design the value of PSU payouts to participants is impacted by the following factors:

Summary of 2017 Program Changes

Starting with 2017 grants, we've made a simplication to the program. The free cash flow (Core) yield component has been eliminated. In its place we will have a cash flow governor, which will reduce payouts by 25% of amount earned, if free cash flow (Core) falls below 95% of net income1 over the performance period.

Program simplification was based on the following considerations:

•
Conversion of earnings into cash has reached a steady state, but the Company wishes to ensure participants remain focused on maintaining an efficient cash conversion rate

•
Correlation between TSR and Net Income growth only slightly trails the correlation between iR and TSR

The threshold of 95% allows management the necessary capital expenditure flexibility to reinvest in the business to ensure its long-term success. The 95% threshold is not a target, but rather the cash conversion level below which payout reductions are imposed.

1
Net Income is calculated on a Core Earnings basis, adjusted for certain items
56	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

BENEFITS AND PERQUISITES

Our benefit and perquisites programs are based upon an assessment of competitive market factors and a determination of what is needed to attract and retain high caliber executives. The business rationale for providing these benefits and perquisites is to minimize distractions that can arise from complex financial planning and security needs, travel logistics and health related problems.

Our primary benefits for executive officers include participation in our broad-based retirement and health and welfare plans.

We provide our NEOs with the following executive level benefits and perquisites:

BENEFITS/PERQUISITES	EXPLANATION

Supplemental Savings Plan	The only nonqualified deferred compensation plan sponsored by us for NEOs is the Supplemental Savings Plan (SSP), a non-tax qualified defined contribution plan.

The SSP is for employees who are actively enrolled in the Savings Incentive Plan (SIP) and whose deferrals under the SIP are limited by the Code compensation limitations. Employees may elect to defer up to 75% of their base salary over the compensation limit (established in the Code) to the SSP, and we match 100% of the first 4% of base salary that is contributed by employees. All SSP funds, including company contributions, are immediately fully vested.

Executive Service Allowance	All NEOs receive an annual allowance that can be used to obtain financial planning and tax preparation services and other related benefits. Executives pay tax on this allowance.

Automobile Allowance	The automobile allowance benefit gives eligible executives an opportunity to use their car for both business and personal use in an efficient manner. Executives pay tax on this allowance.

Executive Long-term Disability	Supplemental to our group disability program, the executive long-term disability program provides a benefit of up to 60% of total target compensation, up to a maximum amount of $30,000 per month. Total target compensation equals the sum of base pay and cash incentive compensation.

Annual Physicals	Our NEOs have the opportunity to undergo executive physicals on an annual basis to identify and treat health conditions at an early stage, maximizing the chance of a quick recovery.

Personal Corporate Aircraft Use	For security and efficiency reasons the CEO uses the corporate aircraft for all air travel. The NEOs do not use the corporate aircraft for personal travel, unless approved by the CEO.

57	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

SEVERANCE PROTECTIONS

We have severance protections addressing termination upon a CIC, non-CIC related involuntary termination, death, disability and retirement. Benefits upon these key termination events are summarized below, with detailed descriptions provided in "Historical Executive Compensation Information — Post-Termination Compensation" beginning on page 69.

PURPOSE OF SEVERANCE PROTECTIONS

We believe severance benefits remove potential challenges to maximizing stockholder value by enabling DPS to accomplish the following:

•
Provide a competitive benefit when attempting to recruit executives externally
•
Address a major risk for external candidates considering joining a new employer, particularly one focused on an industry facing significant headwinds
•
Focus executives on the best interests of stockholders, in the event of a change-in-control, despite the pending transaction posing significant career uncertainty

Based on feedback from certain stockholders in 2014, the Company has committed to not expanding CIC excise tax gross-up protections beyond the current six participants.

ROLE OF THE COMPENSATION COMMITTEE

The Compensation Committee oversees our executive compensation program. The Compensation Committee establishes and monitors our overall compensation strategy to ensure that executive compensation supports our business objectives. In carrying out its duties, the Compensation Committee is responsible for setting the compensation of the CEO and all other executive officers. As part of this compensation setting process, the Compensation Committee, with assistance from its executive compensation consultant, reviews the compensation, in total and by element, of similarly-situated executives in our peer group. The Compensation Committee also consults with the other independent directors on the Board before setting annual compensation for our executive officers. The Chairperson of the Compensation Committee regularly reports on committee actions to the Board of Directors.

For a more complete description of the responsibilities of the Compensation Committee, see "Corporate Governance — Board Committees and Meetings — Compensation Committee" beginning on page 22 and the charter for the Compensation Committee posted on our website at www.drpeppersnapplegroup.com under the Investors — Corporate Governance — Committee Charters — Compensation Committee Charter captions.

ROLE OF COMPENSATION CONSULTANT

The Compensation Committee has retained Mercer as its outside executive compensation consultant to advise on executive compensation matters. Mercer regularly attends Compensation Committee meetings and reports directly to the Committee on matters relating to compensation for our executive officers, including the CEO (see "Corporate Governance — Board Committees and Meetings — Compensation Committee" beginning on page 22 for a list of Mercer's duties in 2016). As discussed in that section, the Company uses Mercer for other services that are unrelated to executive compensation. If the Company wishes to engage Mercer on a significant project, then management will review the proposed engagement with the Compensation Committee prior to Mercer's engagement by the Company.

ROLE OF COMPANY MANAGEMENT

The CEO develops preliminary compensation recommendations for our executive officers (other than the CEO) and provides these recommendations to the Compensation Committee. Management is responsible for the administration of the compensation programs once Compensation Committee decisions are finalized.

58	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION GOVERNANCE POLICIES AND PROVISIONS

Equity Award Procedures

We have established equity award procedures to develop a consistent practice for granting equity-based awards. Under these procedures, the Board, with respect to equity awards to non-executive directors, and the Compensation Committee, with respect to employee awards, may grant equity awards at its first regularly-scheduled meeting in each calendar year (or at any special meeting, so long as this special meeting occurs on or before March 2 of each calendar year). The effective date of these equity awards will be March 2 (or if not a NYSE trading day, the first NYSE trading day after March 2). The Compensation Committee may also make equity awards to new hires, employees receiving promotions, employees receiving retention grants and persons becoming employees as a result of an acquisition at any regularly scheduled meeting or at any special meeting called for that purpose.

The Board may also make equity awards to persons who become new directors at any regularly scheduled meeting or at any special meeting called for that purpose. The Special Award Committee may make awards to employees at any time, but the effective date of such awards is the first business day of the next succeeding month after the Special Award Committee selects employees for awards. Awards by the Special Award Committee are also governed by the limitations established by the Compensation Committee. For a more complete description of the authority and limitations of the Special Award Committee, see "Corporate Governance — Board Committees and Meetings — Special Award Committee" on page 25.

Our equity award procedures require that the exercise or grant price of an equity award equal the closing market price of our common stock on the effective date of the award. Our procedures also set forth the procedural and control requirements for granting equity awards.

Executive Stock Ownership Guidelines

In 2010, the Company adopted stock ownership requirements, as described below. Executives may be required to retain at least 50% of net, after-tax vested RSUs and PSUs until the ownership requirement is met.

EXECUTIVE	OWNERSHIP REQUIREMENT	TIME TO COMPLY	TYPES OF OWNERSHIP COUNTED TOWARD REQUIREMENT

CEO	6X salary	Later of 5 years after	• Shares owned directly

CFO, Business Unit Presidents	4X salary	becoming subject to	• Unvested RSUs

Other EVPs	3X salary	guideline or 12/31/2015

Each calendar year, executive ownership is valued based on the average daily closing stock price. All of our NEOs met these requirements as of the record date. There are varying ownership multiples required for other officers of the Company.

Tally Sheets

The Compensation Committee reviews tally sheets annually, prior to making compensation decisions for the upcoming year. Tally sheets provide a concise summary of the various compensation elements, demonstrate the performance sensitivity of our compensation program, and quantify the value of unvested equity and severance benefits under key termination scenarios.

Insider Trading Policy

Our Insider Trading Policy prohibits employees from trading our securities or securities of any other company when the employee possesses or has knowledge of material information that is not generally known or available to the public about the Company or such other company. Among other provisions, the Insider Trading Policy also prohibits directors, officers and employees from entering into hedge transactions which would normally be entered into if an investor thought the market price for the shares was going to decline.

59	DPS 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Clawback Policy

In 2011, the Compensation Committee approved a Clawback Policy (the "Clawback Policy") in advance of regulations to be promulgated by the NYSE under the Investor Protection and Securities Reform Act of 2010. If necessary, the provisions of the Clawback Policy will be reconsidered when the final regulations are published. The Clawback Policy may be triggered by a financial restatement (other than to comply with changes in applicable accounting principles), or commission of fraud or willful misconduct by an incentive award recipient. If triggered, the policy provides for recovery of incentive compensation paid in excess of the incentive compensation that would have been paid based on the restated financials, or recovery of incentives paid during the period of fraud or willful misconduct. The Company may also seek any additional equitable or legal remedies under facts which give rise to a claim by the Company under the Clawback Policy.

Tax Treatment

Under Section 162(m) of the Code, compensation paid to the CEO and the other three most highly paid executives (excluding the Chief Financial Officer) is deductible only if the compensation is less than $1 million or the compensation is performance based. The applicable performance-based awards granted under the MIP and the Omnibus Stock Incentive Plan of 2009 are designed with the intent to comply with Section 162(m) of the code and be fully tax deductible for us. However, the Compensation Committee reserves the right to decide to pay executive officers amounts that may not be deductible under Section 162(m), if the Compensation Committee determines that decision is in the best interests of the Company and its stockholders.

COMPENSATION RISK ASSESSMENT

At the request of our Compensation Committee, in 2016 Mercer reviewed the Company's compensation programs and related governance provisions and practices in connection with the preparation of this Proxy Statement to determine if disclosure was required under Item 402(s) of SEC Regulation S-K.

Mercer concluded that DPS compensation programs are aligned to the interests of its stockholders, provide for appropriate pay for performance alignment, contain numerous risk mitigating features and do not promote unnecessary and excessive risk. Based on Mercer's assessment, the Compensation Committee believes that the Company's compensation programs do not provide incentives for excessive risk-taking and, therefore, do not encourage employees to take unreasonable risks relating to the Company's business.

60	DPS 2016 Proxy Statement

REPORT OF
THE COMPENSATION
COMMITTEE ON
EXECUTIVE COMPENSATION

During 2016 Ms. Szostak (Chairperson), Ms. Shive, and Ms. Roché served on the Compensation Committee. In fulfilling its responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.

In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2016 (through incorporation by reference to this Proxy Statement).

Submitted by the Compensation Committee of the Board
M. Anne Szostak, Chairperson Dunia A. Shive Joyce M. Roché

THE ABOVE REPORT OF THE COMPENSATION COMMITTEE WILL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH OR INCORPORATED BY REFERENCE INTO ANY FILING BY US UNDER THE SECURITIES ACT OF 1933 OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE SUCH REPORT BY REFERENCE.

61	DPS 2016 Proxy Statement

HISTORICAL EXECUTIVE
COMPENSATION
INFORMATION

The executive compensation disclosure contained in this section reflects compensation information for 2016 for our Named Executive Officers.

Summary Compensation Table

The following table sets forth information regarding the compensation earned by NEOs in fiscal years 2014, 2015 and 2016.

Summary Compensation Table

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)		BONUS ($)	STOCK AWARDS ($)(1)	OPTION AWARD ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)(4)	ALL OTHER COMPENSATION ($)(5)	TOTAL ($)

Larry D. Young	2016	$1,132,692		—	$4,799,884	$1,199,993	$2,314,605	$16,052	$468,404	$9,931,631
President & CEO	2015	1,075,000		—	4,799,916	1,199,992	2,421,814	39,795	379,721	9,916,238
	2014	1,075,000		—	4,799,935	1,199,997	2,131,564	54,290	410,395	9,671,181

Martin M. Ellen	2016	$604,808		—	$1,223,058	$305,793	$738,460	—	$146,618	$3,018,737
Chief Financial Officer	2015	579,846		—	1,164,953	291,241	787,371	—	115,734	2,939,145
	2014	568,462		—	1,141,921	285,499	679,325	—	117,493	2,792,700

Rodger L. Collins	2016	$604,462		—	$1,159,960	$290,000	$663,134	—	$128,192	$2,845,747
Pres. Packaged Beverages	2015	609,154	(6)	—	1,079,892	269,998	812,551	—	119,942	2,891,537
	2014	570,231		—	1,079,905	269,996	718,189	—	108,568	2,746,889

James J. Johnston	2016	$604,462		—	$1,159,960	$290,000	$714,546	$43,553	$201,500	$3,014,020
Pres. Beverage Concentrates &	2015	587,077		—	1,079,892	269,998	683,648	77,691	176,794	2,875,100
Latin America Beverages	2014	570,770		—	1,079,905	269,996	595,043	130,933	172,383	2,819,030

James L. Baldwin(7)	2016	$478,769		—	$799,858	$199,997	$452,724	$38,153	$139,942	$2,109,443
EVP General Counsel and Corporate Secretary

(1)
The amounts reported in the Stock Awards column reflect the grant date fair value associated with awards of RSUs and PSUs to each of the NEOs (amounts do not include any RSUs and PSUs that have been paid as dividend equivalents subsequent to the date of the award). The value of the PSUs awarded is subject to the achievement of certain performance criteria over a three-year performance period (see "Compensation Discussion and Analysis — Long-Term Incentive Awards" beginning on page 50). Even though the awards may be forfeited, the amounts do not reflect this contingency. Assumptions used to calculate these amounts (disregarding forfeiture assumptions) are included in Note 15 "Stock-Based Compensation," to our Consolidated Financial Statements, which are included in our 2016 Form 10-K. For further information on the stock awards granted in fiscal year 2016, see "Historical Executive Compensation Information — Grants of Plan-Based Awards" beginning on page 64.
62	DPS 2016 Proxy Statement

HISTORICAL EXECUTIVE COMPENSATION INFORMATION

(2)
The amounts reported in the Option Awards column represent the grant date fair value associated with option grants to each of the NEOs. Even though the awards may be forfeited, the amounts do not reflect this contingency. Assumptions used to calculate these amounts (disregarding forfeiture assumptions) are included in Note 15 "Stock-Based Compensation" to our Consolidated Financial Statements, which are included in our 2016 Form 10-K. For further information on the stock option grants awarded in fiscal year 2016, see "Historical Executive Compensation Information — Grants of Plan-Based Awards" on page 64.

(3)
The amounts reported in the Non-Equity Incentive Plan Compensation column reflect the amounts earned by each NEO under the Company's MIP.

(4)
The amounts reported in the Nonqualified Deferred Compensation Earnings column represent an estimate of the aggregate annual change in the actuarial present value of accumulated benefits under the Personal Pension Account Plan and the Pension Equalization Plan (as applicable), as described in more detail in the "Historical Executive Compensation Information — Pension Benefits" beginning on page 66. The change in the actuarial present value of the accumulated benefits under the plans was determined in accordance with GAAP. Assumptions used to calculate these amounts are included in Note 13 "Employee Benefit Plans" to our Consolidated Financial Statements, which are included in our 2016 Form 10-K.

(5)
Amounts reported in the All Other Compensation column reflect other compensation for each NEO, including, but not limited to, (i) the incremental cost to the Company of all perquisites and other personal benefits, (ii) the amount of any tax reimbursements, (iii) the amounts contributed by the Company to the tax-qualified defined contribution plans and non-tax qualified contribution plans and (iv) the amount of any insurance premiums paid by the Company.

(6)
2015 payroll cycle for Mr. Collins contained 27 paychecks instead of the usual 26 paychecks. The additional paycheck resulted from the acceleration of a payroll date of 1/1/2016 to 12/31/2015 in order to avoid a delayed funds disbursement due to 1/1/2016 being a bank holiday. Absent this infrequent acceleration, Mr. Collins salary for the year would have been $587,077.

(7)
Mr. Baldwin was not an NEO in 2015 or 2014. In accordance with the SEC disclosure requirements, Mr. Baldwin's compensation disclosure is provided only for the year in which he served as a Named Executive Officer.

"All Other Compensation" for fiscal year 2016 is summarized as follows:

	AUTOMOBILE ALLOWANCE ($)	SERVICE ALLOWANCE ($)	DISABILITY INCOME PREMIUMS ($)(a)	COMPANY CONTRIBUTIONS ($)(b)	CORPORATE AIRCRAFT ($)(c)	EXECUTIVE PHYSICALS ($)	TOTAL ($)

Larry D. Young	35,100	24,000	7,421	346,969	54,914	—	468,404

Martin M. Ellen	31,200	20,000	10,460	55,171	26,159	3,628	146,618

Rodger L. Collins	28,600	19,000	8,608	64,380	4,832	2,772	128,192

James J. Johnston	28,600	19,000	5,107	145,339	3,454	—	201,500

James L. Baldwin	24,700	14,000	4,496	92,249	1,883	2,614	139,942

(a)
Includes the gross-up for taxes to be paid by the NEO on the premium that was included in the NEO's income.

(b)
The amounts reported in the Company Contributions column represent our contributions to the tax-qualified defined contribution plans and non-tax qualified defined contribution plans. The contributions to the tax qualified defined contribution plans for 2016 are as follows: $32,812 for Mr. Young, $18,550 for Messrs. Ellen and Collins, $35,462 for Mr. Johnston and $32,813 for Mr. Baldwin. The contributions to the non-tax qualified defined contributions plans for 2016 are as follows: $314,156 for Mr. Young, $36,621 for Mr. Ellen, $45,830 for Mr. Collins, $109,876 for Mr. Johnston, and $59,437 for Mr. Baldwin.

(c)
For SEC purposes, the cost of personal use of a corporate aircraft is calculated based on the aggregate incremental cost to us. We calculated the aggregate incremental cost using estimated variable costs of operating the aircraft. Fixed costs which do not change based on usage, such as pilot salaries, depreciation of aircraft and cost of maintenance are excluded.
63	DPS 2016 Proxy Statement

HISTORICAL EXECUTIVE COMPENSATION INFORMATION

Grants of Plan-Based Awards

The following table sets forth information regarding equity plan awards and non-equity incentive plan awards by us to our NEOs in fiscal year 2016. For a discussion of the material terms of these awards, see "Compensation Discussion and Analysis — Long-Term Incentive Awards" beginning on page 50 and "Historical Executive Compensation Information — Summary Compensation Table" beginning on page 62.

Grants of Plan-Based Awards

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR	ALL OTHER OPTIONS AWARDS: NUMBER OF SECURITIES UNDERLYING	EXERCISE OR BASE PRICE OF OPTION	GRANT DATE FAIR VALUE OF

NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	UNITS (#)(3)	OPTION (#)(4)	AWARDS ($/SH)(5)	STOCK AND OPTION AWARDS

Larry Young		$431,250	$1,725,000	$3,450,000
	3/2/2016							19,569			$1,799,957
	3/2/2016				16,307	32,615	65,230				$2,999,928
	3/2/2016								120,889	$91.98	$1,199,993

Martin Ellen		$137,588	$550,350	$1,100,700
	3/2/2016							4,986			$458,612
	3/2/2016				4,155	8,311	16,622				$764,446
	3/2/2016								30,806	$91.98	$305,793

Rodger Collins		$129,306	$517,225	$1,034,450
	3/2/2016							4,729			$434,973
	3/2/2016				3,941	7,882	15,764				$724,986
	3/2/2016								29,215	$91.98	$290,000

James Johnston		$129,306	$517,225	$1,034,450
	3/2/2016							4,729			$434,973
	3/2/2016				3,941	7,882	15,764				$724,986
	3/2/2016								29,215	$91.98	$290,000

James Baldwin		$84,350	$337,400	$674,800
	3/2/2016							3,261			$299,947
	3/2/2016				2,717	5,435	10,870				$499,911
	3/2/2016								20,148	$91.98	$199,997

(1)
The amounts reported in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column represent the potential payouts of annual cash incentive awards granted to our NEOs in fiscal year 2016 under the MIP subject to the achievement of certain performance measures. The actual amount of the awards made to the NEOs and paid in cash is included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)
Subject to the achievement of certain performance criteria, represents the potential number of shares that may be issued to the NEO pursuant to the grant of PSU awards made in fiscal year 2016 under the Omnibus Stock Incentive Plan of 2009 (see "Compensation Discussion and Analysis — Long-Term Incentive Awards" beginning on page 50).

(3)
Represents the number of shares subject to RSU awards made in fiscal year 2016 under the Omnibus Stock Incentive Plan of 2009. The RSU awards vest three years from the grant date.

(4)
Represents the number of shares subject to stock option grants made in fiscal year 2016 under the Omnibus Stock Incentive Plan of 2009. All options granted in fiscal year 2016 to NEOs have a term of ten years from the grant date and vest one-third on the first, second and third anniversaries of the grant date, contingent on the NEO continuing his employment with the Company through each date.

(5)
Represents the exercise price for the option awards, which were determined based on the closing market price of a share of our common stock on the date of grant.
64	DPS 2016 Proxy Statement

HISTORICAL EXECUTIVE COMPENSATION INFORMATION

Outstanding Equity Awards

The following table sets forth information regarding exercisable and unexercisable stock options and vested and unvested equity awards held by each NEO as of December 31, 2016. All such awards relate to shares of our common stock.

Outstanding Equity Awards at Fiscal Year End

	OPTION AWARDS(1)						STOCK AWARDS(2)

NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(3)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(3)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(4)(#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(4)($)

Larry Young	3/4/2013	57,803	—		$43.82	3/4/2023
	3/3/2014	68,965	68,965		$51.68	3/3/2024	49,946	$4,528,604	49,946	$4,528,604
	3/2/2015	43,385	86,766		$79.20	3/2/2025	23,805	$2,158,399	39,674	$3,597,242
	3/2/2016	—	120,889		$91.98	3/2/2026	20,025	$1,815,667	33,375	$3,026,111

Martin Ellen	3/3/2014	22,816	16,408		$51.68	3/3/2024	11,882	$1,077,341	11,882	$1,077,341
	3/2/2015	10,530	21,058		$79.20	3/2/2025	5,777	$523,801	9,629	$873,061
	3/2/2016	—	30,806		$91.98	3/2/2026	5,102	$462,598	8,504	$771,058

Rodger Collins	3/4/2013	39,017	—		$43.82	3/4/2023
	3/3/2014	31,034	15,517		$51.68	3/3/2024	11,237	$1,018,859	11,237	$1,018,859
	3/2/2015	9,762	19,522		$79.20	3/2/2025	5,355	$485,538	8,926	$809,320
	3/2/2016	—	29,215		$91.98	3/2/2026	4,839	$438,752	8,065	$731,254

James Johnston	3/3/2014	31,034	15,517		$51.68	3/3/2024	11,237	$1,018,859	11,237	$1,018,859
	3/2/2015	9,762	19,522		$79.20	3/2/2025	5,355	$485,538	8,926	$809,320
	3/2/2016	—	29,215		$91.98	3/2/2026	4,839	$438,752	8,065	$731,254

James Baldwin	3/3/2014	—	9,195		$51.68	3/3/2024	6,658	$603,681	6,658	$603,681
	3/2/2015	—	13,752		$79.20	3/2/2025	3,772	$342,007	6,287	$570,042
	3/2/2016	—	20,148		$91.98	3/2/2026	3,337	$302,566	5,561	$504,216

(1)
Stock options vest over a period of three years with one-third becoming exercisable on each anniversary of the grant date.

(2)
RSUs vest on the third anniversary of the award date. Based on the achievement of certain performance measures, PSUs vest at the end of a three-year plan period.

(3)
Share amounts include outstanding RSUs and dividend equivalent units (including fractional shares) attributable to such RSUs. Market value is determined by multiplying the total number of shares or other rights awarded under an equity incentive plan that have not vested times $90.67, the closing price of a share of our common stock on the NYSE on December 31, 2016.

(4)
Share amounts include outstanding PSUs and dividend equivalent units (including fractional shares) attributable to such PSUs. Market value is determined by multiplying the total number of shares or other rights awarded under an equity incentive plan that have not vested times $90.67, the closing price of a share of our common stock on the NYSE on December 31, 2016.
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HISTORICAL EXECUTIVE COMPENSATION INFORMATION

Options Exercised and Stock Vested

The following table sets forth information regarding stock options that were exercised by our NEOs and stock awards made to our NEOs that have vested during fiscal year 2016.

Options Exercised and Stock Vested

	OPTION AWARDS		STOCK AWARDS

NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)(1)	VALUE REALIZED ON VESTING ($)

Larry Young	—	—	178,489	$16,487,624

Martin Ellen	45,462	$2,211,372	41,646	$3,846,980

Rodger Collins	—	—	40,159	$3,709,621

James Johnston	39,017	$1,833,686	40,159	$3,709,621

James Baldwin	23,586	$812,089	23,203	$2,143,339

(1)
Represents the shares vested on the vesting date. Shares were withheld from issuance to cover taxes.

Pension Benefits

The following table sets forth information regarding pension benefits accrued by each NEO who participates in our defined benefit plans and supplemental contractual arrangements for 2016.

Pension Benefits

NAME	PLAN NAME	NUMBER OF YEARS OF CREDITED SERVICE (#)(1)	PRESENT VALUE OF ACCUMULATED BENEFIT ($)(2)	PAYMENTS DURING LAST FISCAL YEAR ($)

Larry Young	Personal Pension Account Plan	2.67	57,814	—
	Pension Equalization Plan	2.67	426,054	—

James Johnston	Personal Pension Account Plan	16.09	465,872	—
	Pension Equalization Plan	16.09	570,031	—

James Baldwin	Personal Pension Account Plan	11.81	307,746	—
	Pension Equalization Plan	11.81	346,418	—

(1)
Pay and future service credits were frozen as of December 31, 2008 for our personal pension account plan (the "PPA Plan") and our pension equalization plan (the "PEP"). For further information, see "Historical Executive Compensation Information — Pension Benefits — Personal Pension Account Plan" beginning on page 66 and "Historical Executive Compensation Information — Pension Benefits — Pension Equalization Plan" on page 67. Each of Mr. Young's and Mr. Johnston's years of service with us prior to the date the PPA Plan and the PEP were frozen is the same as the number of years of credited service under each of the PPA Plan and the PEP.

(2)
The actuarial present value of benefits accumulated under the respective plans is calculated in accordance with the assumptions included in Note 13 "Employee Benefit Plans," to our audited Consolidated Financial Statements, which are included in our 2016 Form 10-K. These amounts assume that each NEO retires at age 65. The discount rate used to determine the present value of accumulated benefits is 4.25%. The present values assume no pre-retirement mortality and utilize the RP2014 healthy white collar male and female tables, with generational projection using Scale MP-2016.

Personal Pension Account Plan ("PPA Plan")

NEOs, other than Mr. Ellen and Mr. Collins are provided with retirement benefits under the PPA Plan, a tax-qualified defined benefit pension plan covering full-time and part-time employees with at least one year of service who were actively employed (other than employees of a predecessor company) as of December 31, 2006. The PPA Plan was closed to employees who were hired after December 31, 2006. Further, as of December 31, 2008, all future pay and service credits to the PPA Plan have been frozen. However, the PPA Plan does provide a minimum annual interest credit on individual account balances of 5%.

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HISTORICAL EXECUTIVE COMPENSATION INFORMATION

Participants fully vest in their retirement benefits after three years of service or upon attaining age 65. Participants are also eligible for early retirement benefits if they separate from service on or after attaining age 55 with 10 years of service. Participants who leave the Company before they are fully vested in their retirement benefit forfeit their accrued benefit under the PPA Plan.

The Code places limitations on compensation and pension benefits for tax-qualified defined benefit plans such as the PPA Plan. We have established a non-qualified supplemental defined benefit pension program (our Pension Equalization Plan), as discussed below, to restore some of the pension benefits limited by the Code.

Pension Equalization Plan ("PEP")

We sponsor the PEP, an unfunded, non-tax qualified excess defined benefit plan covering key employees who were actively employed as of December 31, 2006 and whose base salary exceeded certain statutory limits imposed by the Code. As with the PPA Plan, the PEP was closed to employees who were hired after December 31, 2006 and as of December 31, 2008, all future pay and service credits to the PEP have been frozen. However, the PEP does provide a minimum annual interest credit on individual account balances of 5%.

The purpose of the PEP is to restore to PEP participants any PPA Plan benefits that are limited by statutory restrictions imposed by the Code that are taken into consideration when determining their PPA Plan benefits. Participants fully vest in their benefits under the PEP after three years of service. Participants who voluntarily resign from service before they are vested in their benefits under the PEP forfeit their unvested accrued benefit. Participants who are terminated without "cause" or resign for "good reason" are entitled to have their unvested accrued benefits under the PEP automatically vested.

In addition, pursuant to the terms of the executive employment agreements, if any NEO is terminated without "cause" or resigns for "good reason" and is not vested in his accrued benefit under the PPA Plan, such NEO will be entitled to have his accrued and unvested benefits under the PPA Plan paid under the PEP. As of December 31, 2009, all NEOs (other than Mr. Ellen and Mr. Collins who do not participate in the PPA Plan) have vested in their accrued benefits under the PPA Plan. Since Mr. Ellen and Mr. Collins are not participants in the PPA Plan, they receive no benefits under the PEP.

Deferred Compensation

Savings Incentive Plan

The SIP, a tax-qualified 401(k) defined contribution plan, permits participants to contribute up to 75% of their base salary in the SIP within certain statutory limitations under the Code and we match 100% of the first 4% of base salary, on a per paycheck basis, that is contributed to the SIP by a participant. Employees participating in the SIP are always fully vested in their, as well as our, contributions to the plan. Participants self-direct the investment of their account balances among various mutual funds. In 2016, all of our NEOs participated in the SIP.

Also as part of the SIP, we offer an enhanced defined contribution component (the "EDC") on a tax-qualified basis to the SIP plan account. The EDC provides a contribution equal to 3% of eligible compensation to individual accounts annually. EDC contributions are 100% vested after three years of service with the Company.

Supplemental Savings Plan

The SSP is a nonqualified deferred compensation plan sponsored by the Company for our employees, and is a non-tax qualified defined contribution plan. The SSP is for employees who are actively enrolled in the SIP and whose deferrals under the SIP are limited by Code compensation limitations. Employees may elect to defer up to 75% of their base salary over the Code compensation limit to the SSP, and we match 100% of the first 4% of base salary, on a per paycheck basis, that is contributed by these employees. Employees participating in the SSP are always fully vested in their, as well as our, contributions to the plan. Participants self-direct the investment of their account balances among various mutual funds. In 2016, all of our NEOs (other than Mr. Baldwin) participated in the SSP.

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HISTORICAL EXECUTIVE COMPENSATION INFORMATION

Also as part of the SSP, we offer an enhanced defined contribution component (the "Non-qualified EDC") on a non-tax qualified basis to the SSP plan account. The Non-qualified EDC provides a contribution equal to 3% of eligible compensation over statutory pay limits to individual accounts annually. The Non-qualified EDC contributions are 100% vested after three years of service with the Company or prior affiliates.

The SSP also offers our employees the opportunity to defer up to 100% of their annual bonus. Participants will make yearly elections on payout options of bonus deferrals under the plan. Vesting is immediate and the participant has multiple distribution options available during each annual enrollment period. Participants self-direct the investment of their account balances among various mutual funds.

The SSP is unfunded with respect to the Company's obligation to pay any balances in the SSP. A participant's rights to receive any payment from the SSP shall be no greater than the rights of an unsecured general creditor of the Company.

The following table sets forth information regarding the nonqualified deferred compensation under the SSP for each NEO in fiscal year 2016.

Non-Qualified Deferred Compensation

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($)(1)	REGISTRANT CONTRIBUTIONS IN LAST FISCAL YEAR ($)(2)	AGGREGATE EARNINGS IN LAST FISCAL YEAR ($)(3)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FISCAL YEAR END ($)(4)

Larry Young	$2,495,055	$314,156	$672,675	—	$8,206,346

Martin Ellen	$391,230	$36,621	$85,365	—	$1,016,879

Rodger Collins	$440,718	$45,830	$305,475	—	$3,492,284

James Johnston	$401,684	$109,876	$117,544	—	$1,849,740

James Baldwin	$0	$59,437	$120,872	—	$826,708

(1)
Aggregate amount of contributions made by our NEOs to the SSP in fiscal year 2016.

(2)
Aggregate amount of the Company's contributions to the NEOs' accounts under the SSP in fiscal year 2016. The amounts reported in this column are included in executive compensation of the NEO reported in the Summary Compensation Table. For Mr. Collins amount reported also include earnings ($3,150) under a legacy Cadbury deferred compensation plan, frozen to new entrants and benefit accrual in 2006.

(3)
Aggregate amount of earnings credited to the NEOs' accounts under the SSP in fiscal year 2016. The amounts reported in this column are not included in executive compensation of the NEO reported in the Summary Compensation Table.

(4)
The amounts in this column that were reported as executive compensation in the Summary Compensation Table for fiscal years prior to (and not including) 2016 were as follows: $1,432,047 for Mr. Young; $122,386 for Mr. Ellen; $227,428 for Mr. Collins; and $510,840 for Mr. Johnston. Mr. Ellen and Mr. Baldwin were not NEOs in certain of those prior years and the amounts reflected in this footnote do not reflect any executive compensation that would have been included in the Summary Compensation Table if they had been an NEO in those prior years in which they were not an NEO. For Mr. Collins amount reported also includes balances ($180,447 for Mr. Collins) under a legacy Cadbury defined contribution plan, frozen to new entrants and benefit accrual in 2006.

Not included in the table above are the Non-qualified EDC Contributions funded in February, 2017, which are as follows:

Larry Young	$334,498

Martin Ellen	$41,765

Rodger Collins	$42,510

James Johnston	$132,072

James Baldwin	$89,045

68	DPS 2016 Proxy Statement

HISTORICAL EXECUTIVE COMPENSATION INFORMATION

Post-Termination Compensation

Executive Employment Agreements

Mr. Young and Mr. Baldwin have executive employment agreements with us, which have been amended from time to time. Each of the executive employment agreements was entered into in October 2007 and has a term of 10 years. Each agreement includes non-competition and non-solicitation provisions, which provide that the executive will not, for a period of one year after termination of employment, (i) become engaged with companies that are in competition with us, including, but not limited to, a predetermined list of companies or (ii) solicit or attempt to entice away any of our employees or customers.

The executive employment agreements of Mr. Young and Mr. Baldwin each provide that severance payments occur and salary and benefits continue if termination of employment occurs without "cause" or if the executive leaves for "good reason." Under the executive employment agreements:

  (A)
  "cause" is defined as termination of the executive's employment for his:

  •
  willful failure to substantially perform his duties,

  •
  breach of a duty of loyalty toward the Company,

  •
  commission of an act of dishonesty toward the Company, theft of our corporate property, or usurpation of our corporate opportunities,

  •
  unethical business conduct including any violation of law connected with the executive's employment, or

  •
  conviction of any felony involving dishonest or immoral conduct; and

  (B)
  "good reason" is defined as a resignation by the executive for any of the following reasons:

  •
  our failure to perform any of our material obligations under the employment agreement,

  •
  a relocation by us of the executive's principal place of employment to a site outside a 50 mile radius of the current site of the principal place of employment, or

  •
  the failure by a successor acquirer to assume the employment agreement.

In the event we terminate Mr. Young's employment "without cause" or he resigns for "good reason" during the employment term, he is entitled to the equivalent of 6.25 times his annual base salary made up as follows:

  (1)
  continuation payments for up to 15 months equal to his annual base salary and 125% of his target award under the MIP (subject to mitigation for new employment);

  (2)
  a lump sum salary payment equal to 15 months of his annual base salary; and

  (3)
  a lump sum cash payment equal to 125% of his target award under the MIP.

In addition, Mr. Young will receive a lump sum cash payment equal to his MIP payment, pro-rated through the employment termination date and based on the actual performance targets achieved for the year in which such termination of employment occurred and payable when such awards are paid under the plan to all employees.

Mr. Young will continue to receive medical, dental and vision benefits until other employment is obtained, but not to exceed the continuation payment period. Mr. Young will also be entitled to receive outplacement services and certain payments under the qualified and non-qualified pension plans. See discussion of pension benefits to be paid under the PPA Plan under "Historical Executive Compensation Information — Pension Benefits — Personal Pension Account Plan" beginning on page 66 and the PEP under "Historical Executive Compensation Information — Pension Benefits — Pension Equalization Plan" on page 67.

In the event we terminate Mr. Baldwin's employment "without cause" or he resigns for "good reason" during the employment term, he is entitled to the equivalent of 2.55 times base salary made up as follows:

  (1)
  continuation payments for up to nine months equal to his annual base salary and 75% of his target award under the MIP (subject to mitigation for new employment);

  (2)
  a lump sum salary payment equal to nine months of his annual base salary; and

  (3)
  a lump sum cash payment equal to 75% of his target award under the MIP.
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HISTORICAL EXECUTIVE COMPENSATION INFORMATION

In addition, Mr. Baldwin will receive a lump sum cash payment equal to his MIP payment, pro-rated through the employment termination date and based on the actual performance targets achieved for the year in which such termination of employment occurred and payable when such awards are paid under the plan to all employees.

Mr. Baldwin will continue to receive medical, dental and vision benefits until other employment is obtained, but not to exceed the continuation payment period. Mr. Baldwin will also be entitled to receive outplacement services and certain payments under the qualified and non-qualified plans.

Letters of Understanding

The executive employment agreements with Mr. Young and Mr. Baldwin were entered into prior to our spin-off from Cadbury. Since becoming an independent company, we have not entered into any new executive employment agreements. When we hire a new executive or a current executive is promoted, the executive will receive an offer letter which we refer to as a "letter of understanding." Mr. Ellen received a letter of understanding outlining the conditions of his employment with us in 2010. When Mr. Collins and Mr. Johnston received promotions in 2008, each received a letter of understanding, which replaced his executive employment agreement with us. The letters of understanding have no term.

In the event Mr. Ellen's, Mr. Collins' or Mr. Johnston's employment is involuntarily terminated, each is entitled to receive severance benefits under our Severance Pay Plan for Salaried Employees ("Severance Pay Plan"), which benefits include:

  (1)
  Mr. Ellen will receive a lump sum severance payment equal to 4.0 times his annual base salary, while Mr. Collins and Mr. Johnston will receive a lump sum severance payment equal to 3.5 times their annual base salary; and

  (2)
  a lump sum cash payment equal to their MIP payment, pro-rated through the employment termination date and based on the actual performance targets achieved for the year in which such termination of employment occurred and payable when such awards are paid under the plan to all employees.

Under the Severance Pay Plan, Mr. Johnston is entitled to outplacement services and certain payments under the qualified and non-qualified savings plans and pension plans. See discussion of pension benefits to be paid under the PPA Plan under "Historical Executive Compensation Information — Pension Benefits — Personal Pension Account Plan" beginning on page 66 and the PEP under "Historical Executive Compensation Information — Pension Benefits — Pension Equalization Plan" on page 67.

Under the Severance Pay Plan, each of Mr. Ellen and Mr. Collins is entitled to outplacement services and certain payments under the qualified and non-qualified savings plans.

Neither Mr. Ellen, Mr. Collins nor Mr. Johnston would be eligible for severance under the Severance Pay Plan, if he were terminated (i) for cause, (ii) because of inadequate or unsatisfactory performance, (iii) as the result of misconduct (including mismanagement of a position of employment by action or inaction, neglect that jeopardizes the life or property of another, intentional wrongdoing or malfeasance, intentional violation of a law, or violation of a policy or rule adopted to ensure the orderly work and the safety of employees), (iv) for gross neglect in job performance or (v) because his position is eliminated and he refuses to accept another position, with generally comparable base salary and incentive compensation, that is located no more than 50 miles from his former office, or it does not cause a significant detrimental impact to the executives that commute. (These items are hereinafter referred to as "Disqualifying Conditions.")

Mr. Ellen, Mr. Collins and Mr. Johnston have each signed a non-compete agreement, which provides each will not, for a period of one year after termination of employment, (i) become engaged with companies that are in competition with us, including, but not limited to, a predetermined list of companies or (ii) solicit or attempt to entice away any of our employees or customers.

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HISTORICAL EXECUTIVE COMPENSATION INFORMATION

Omnibus Stock Incentive Plan of 2009

The Omnibus Stock Incentive Plan of 2009, and the associated award agreements governing the terms of RSU, PSU and option awards issued under the plan, contain provisions specifying the treatment of unvested awards upon an eligible retirement event. Retirement eligibility is defined as age 65, or age 55 with 10 years of service with the Company. As of December 31, 2016 Messrs. Young, Collins, Johnston and Baldwin satisfied the retirement eligibility criteria. Award agreements provide that upon a retirement, eligible participants' unvested awards will be accelerated on a pro-rata basis, determined based on the number of days employed during the vesting period. Awards granted within six months of the retirement event are forfeited.

Per the terms of the award agreements, retirement eligible participants may also choose to provide the Company with a "Six Month Irrevocable Notice of Retirement", in which case unvested equity awards would continue to vest per the original vesting schedule. PSUs would be paid out based on the original vesting schedule and actual performance relative to targets. Participants electing this option would not receive regular cycle equity awards during the six month notice period.

Change in Control

The Compensation Committee approved the Change in Control Severance Plan (the "CIC Plan") in February 2009. The CIC Plan generally provides that a payment will be made to a plan participant if there is a change in control of the Company and, within two years after the change in control, the participant's employment is terminated or the participant voluntarily terminates his employment under certain adverse circumstances, including a significant adverse change in responsibilities of his position. At the time the CIC Plan was approved, the Compensation Committee approved the inclusion of six executive officers in the CIC Plan, including three of the NEOs. When Mr. Ellen became Chief Financial Officer in 2010 he was added to the CIC Plan (and the then retiring chief financial officer was removed). The levels of payments and benefits available upon termination were set as follows:

  (a)
  Mr. Young, as our CEO, is entitled to a payment equal to 3.0 times the sum of his base salary, plus his target annual bonus (MIP);

  (b)
  Mr. Ellen, as Chief Financial Officer, is entitled to a payment equal to 2.75 times the sum of his base salary, plus his target annual bonus (MIP);

  (c)
  Mr. Collins and Mr. Johnston would each be entitled to a payment equal to 2.5 times the sum of their respective base salary, plus their respective target annual bonus (MIP); and

  (d)
  Mr. Baldwin, as a non-participant in the CIC Plan would receive the same benefits as described in the Executive Employment Agreements section above.

CIC Plan participants, whose parachute payments, as defined under IRC §280G, exceed the excise tax threshold by 10% or less, will have their benefits reduced to eliminate imposition of the tax under the terms of our CIC Plan. CIC Plan participants, whose parachute payments exceed the excise tax threshold by more than 10%, will receive an excise tax gross-up payment under the terms of our CIC Plan.

In addition, plan participants also receive other benefits, including payment of their MIP at target prorated to the date of termination, benefit continuation for the number of years equal to their payment multiplier, payment of unvested and vested qualified and non-qualified pension benefits and outplacement services.

The Compensation Committee did not include any additional officers in the CIC Plan in 2016 and will not provide excise tax gross-ups to future participants in the CIC Plan.

Tables of Potential Payments and Assumptions

The following tables below outline the potential payments to Mr. Young, Mr. Ellen, Mr. Collins, Mr. Johnston and Mr. Baldwin upon the occurrence of various termination events, including "termination without cause" or "for good reason" or "termination due to death or disability" or "retirement" or "retirement with one year notice." Also, the table reflects potential payments related to change-in-control and subsequent qualified termination within a

71	DPS 2016 Proxy Statement

HISTORICAL EXECUTIVE COMPENSATION INFORMATION

specified window. The following assumptions apply with respect to the tables below and any termination of employment of an NEO:

•
the tables include estimates of amounts that would have been paid to: (i) Mr. Young and Mr. Baldwin assuming a termination event occurred on December 31, 2016 and (ii) Mr. Ellen, Mr. Collins and Mr. Johnston in the event their employment is terminated involuntarily without Disqualifying Conditions on December 31, 2016. The employment of these NEOs did not actually terminate on December 31, 2016, and as a result, the NEOs did not receive any of the amounts shown in the tables below. The actual amounts to be paid to a NEO in connection with a termination event can only be determined at the time of such termination event;

•
the tables assume that the price of a share of our common stock is $90.67 per share, the closing market price per share on the NYSE on December 31, 2016;

•
each NEO is entitled to receive amounts earned during the term of his employment regardless of the manner of termination. These amounts include accrued base salary, accrued vacation time and other employee benefits to which the NEO was entitled on the date of termination, and are not shown in the tables below;

•
retirement with one year notice scenario is not shown in the table. Under this termination event payments received would be equal to the value of the "Accelerated Equity Payments" upon a CIC related termination;

•
for purposes of the tables below, the specific definitions of "cause" and "good reason" are defined in the executive employment agreements for Messrs. Young and Baldwin and are described in the section entitled "Historical Executive Compensation Information — Post-Termination Compensation — Executive Employment Agreements" beginning on page 69;

•
to receive the benefits under the executive employment agreements, Mr. Young and Mr. Baldwin are each respectively required to provide a general release of claims against us and our affiliates. The benefits are also subject to mitigation for new employment. In addition, Mr. Young or Mr. Baldwin will not receive severance payments under both their executive employment agreement and the Severance Pay Plan; and

•
the tables are as of December 31, 2016.

NAME	COMPENSATION ELEMENT	RETIREMENT	DEATH		DISABILITY		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON FOLLOWING CIC(10)

Larry D. Young	Continuation Payments	$ —	$ —		$ —		$3,593,750	(1)	$ —
	Lump Sum Cash Payments	—	—		—		1,437,500	(2)	8,625,000	(3)
	Lump Sum Target Award MIP Payment	—	—		—		2,156,250	(4)	—
	Lump Sum 2016 MIP Payment	—	1,725,000	(5)	1,725,000	(5)	2,314,605	(5)	1,725,000	(3)
	Medical, Dental and Vision Benefits Continuation	—	—		—		14,090	(6)	33,816	(3)
	Outplacement Services	—	—		—		43,600		43,600	(3)
	Accelerated Equity Payments:
	RSUs(7)	6,095,959	8,502,670		6,095,959		6,095,959		8,502,670
	PSUs(8)	13,405,868	12,391,446		13,405,868		13,405,868		17,202,194
	Stock Options(9)	2,655,372	3,684,167		2,655,372		2,655,372		3,684,167

	TOTAL	$22,157,198	$26,303,282		$23,882,198		$31,716,993		$39,816,446

*
Footnotes are found at the end of this table, on page 74.
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HISTORICAL EXECUTIVE COMPENSATION INFORMATION

NAME	COMPENSATION ELEMENT	RETIREMENT	DEATH		DISABILITY		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON FOLLOWING CIC(10)

Martin Ellen	Continuation Payments	$ —	$ —		$ —		$ —		$ —
	Lump Sum Cash Payments	—	—		—		2,446,000	(2)	3,195,088	(3)
	Lump Sum Target Award MIP Payment	—	—		—		—
	Lump Sum 2016 MIP Payment	—	550,350	(5)	738,460	(5)	738,460	(5)	550,350	(3)
	Medical, Dental and Vision Benefits Continuation	—	—		—		—		30,998	(3)
	Outplacement Services	—	—		—		7,250		7,250	(3)
	Accelerated Equity Payments:
	RSUs(7)	—	2,063,740		1,464,740		1,464,740		2,063,740
	PSUs(8)	—	2,975,237		3,031,694		3,031,694		4,168,106
	Stock Options(9)	—	881,291		633,750		633,750		881,291

	TOTAL	$ —	$6,470,617		$5,868,644		$8,321,894		$10,896,822

NAME	COMPENSATION ELEMENT	RETIREMENT	DEATH		DISABILITY		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON FOLLOWING CIC(10)

Rodger Collins	Continuation Payments	$ —	$ —		$ —		$ —		$ —
	Lump Sum Cash Payments	—	—		—		2,129,750	(2)	2,814,313	(3)
	Lump Sum Target Award MIP Payment	—	—		—		—		—
	Lump Sum 2016 MIP Payment	663,134	517,225	(5)	663,134	(5)	663,134	(5)	517,225	(3)
	Medical, Dental and Vision Benefits Continuation	—	—		—		—		28,180	(3)
	Outplacement Services	—	—		—		7,250		7,250	(3)
	Accelerated Equity Payments:
	RSUs(7)	$1,379,577	1,943,149		1,379,577		1,379,577		1,943,149
	PSUs(8)	$3,031,694	2,803,466		3,031,694		3,031,694		3,920,634
	Stock Options(9)	$597,455	828,933		597,455		597,455		828,933

	TOTAL	$5,671,859	$6,092,772		$5,671,859		$7,808,859		$10,059,683

NAME	COMPENSATION ELEMENT	RETIREMENT	DEATH		DISABILITY		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON FOLLOWING CIC(10)

James Johnston	Continuation Payments	$ —	$ —		$ —		$ —		$ —
	Lump Sum Cash Payments	—	—		—		2,129,750	(2)	2,814,313	(3)
	Lump Sum Target Award MIP Payment	—	—		—		—		—
	Lump Sum 2016 MIP Payment	714,546	517,225	(5)	714,546	(5)	714,546	(5)	517,225	(3)
	Medical, Dental and Vision Benefits Continuation	—	—		—		—		28,180	(3)
	Outplacement Services	—	—		—		7,250		7,250	(3)
	Accelerated Equity Payments:
	RSUs(7)	$1,379,577	1,943,149		1,379,577		1,379,577		1,943,149
	PSUs(8)	$3,031,694	2,803,466		3,031,694		3,031,694		3,920,634
	Stock Options(9)	$597,455	828,933		597,455		597,455		828,933

	TOTAL	$5,723,271	$6,092,772		$5,723,271		$7,860,271		$10,059,683

*
Footnotes are found at the end of this table, on page 74.
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HISTORICAL EXECUTIVE COMPENSATION INFORMATION

NAME	COMPENSATION ELEMENT	RETIREMENT	DEATH		DISABILITY		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON FOLLOWING CIC

James Baldwin	Continuation Payments	$ —	$ —		$ —		$614,550	(1)	$614,550	(1)
	Lump Sum Cash Payments	—	—		—		361,500	(2)	361,500	(2)
	Lump Sum Target Award MIP Payment	—	—		—		253,050	(4)	253,050	(4)
	Lump Sum 2016 MIP Payment	—	337,400	(5)	337,400	(5)	452,724	(5)	452,724	(5)
	Medical, Dental and Vision Benefits Continuation	—	—		—		$29,644	(6)	$29,644	(6)
	Outplacement Services	—	—		—		7,250		7,250
	Accelerated Equity Payments:
	RSUs(7)	$862,414	1,248,254		862,414		862,414		1,248,254
	PSUs(8)	$1,904,113	1,743,361		1,904,113		1,904,113		2,522,748
	Stock Options(9)	$364,514	516,269		364,514		364,514		516,269

	TOTAL	$3,131,041	$3,845,284		$3,468,441		$4,849,759		$6,005,989

(1)
The amounts shown represent salary continuation for Mr. Young in an amount equal to (a) 15 months of his annual base salary and (b) 125% of his target award under the MIP; and for Mr. Baldwin in an amount equal to (x) 9 months of his of annual base salary and (y) 75% of his target award under the MIP, in each case, according to the terms of their respective executive employment agreements.

(2)
The amounts shown represent lump sum cash payments equal (a) 15 months of his annual base salary for Mr. Young and 9 months of his annual base salary for Mr. Baldwin under their executive employment agreements and (b) 400%, 350% and 350% of the annual base salary for each of Mr. Ellen, Mr. Collins and Mr. Johnston, respectively, under the Company's Severance Pay Plan.

(3)
The amounts shown represent the lump sum cash payments equal to (i) 300%, 275%, 250%, and 250% of the sum of the annual base salary and target award under the MIP for Mr. Young, Mr. Ellen, Mr. Collins, and Mr. Johnston respectively, (ii) the MIP at target prorated to the date of termination, (iii) the cash value of benefits continuation, and (iv) outplacement services; all as provided in the CIC plan.

(4)
The amounts shown represent lump sum payments under the MIP equal to 125% of the target award for Mr. Young, and 75% of the target award for Mr. Baldwin under their respective executive employment agreements.

(5)
The amounts shown under the "Death" and "Disability" columns represent each NEO's target award under the MIP, pro-rated through the assumed employment termination date. The amounts shown under the "Termination Without Cause or for Good Reason" column represents lump sum cash payments equal to each NEO's 2016 MIP payment, pro-rated through the assumed employment termination date and based on the actual performance targets achieved for the year in which such assumed termination of employment occurred. The amounts are paid to Messrs. Young and Baldwin under their executive employment agreements and to Messrs. Ellen, Collins and Johnston under the Company's Severance Pay Plan.

(6)
The amounts shown represent the combined cash value of benefits continuation over the salary continuation period under the executive employment agreements of Mr. Young and Mr. Baldwin.

(7)
The amounts shown represent the value of unvested RSU awards and dividend equivalent units under the Omnibus Stock Incentive Plan of 2009 that vest under the occurrence of the specific event.

(8)
The amounts shown represent the value of unvested PSU awards and dividend equivalent units under the Omnibus Stock Incentive Plan of 2009 that vest under the occurrence of the specific event. The PSU awards are paid out in full (no pro-ration) upon termination without cause or for good reason following CIC. Upon termination without cause or for good reason (non-CIC related), death, disability, and retirement (only Messrs. Young, Collins, Johnston and Baldwin satisfied the retirement eligibility criteria of 55 years of age and 10 years of service, or 65 years of age) unvested PSUs are pro-rated for the length of service during the three year performance cycle. Performance assumption for the 2014-2016 PSU cycle was actual performance through cycle end for all termination scenarios. 2015-2017 and 2016-2018 PSU cycles performance assumptions were actual performance through termination date for all termination except death, performance assumption used for the death termination scenario was target.

(9)
The amounts shown represent the value of the unvested stock options under the Omnibus Stock Incentive Plan of 2009 that vest under the occurrence of the specific event.

(10)
CIC Plan participants whose parachute payments, as defined under IRC §280G, exceed the excise tax threshold by 10% or less, would have their benefits reduced to eliminate imposition of the tax under the terms of our CIC Plan. Participants whose parachute payments exceed the excise tax threshold by more than 10% would receive an excise tax gross-up payment under the terms of our CIC Plan. Under the assumption outlined above, CIC payments to our NEOs would not have exceeded the excise tax threshold limit, therefore no gross-ups or reductions are shown.
74	DPS 2016 Proxy Statement

COMPENSATION
COMMITTEE
INTERLOCKS

During fiscal year 2016 Ms. Szostak (Chairperson), Ms. Shive and Ms. Roché served on the Compensation Committee. No person who was a member of the Compensation Committee during any part of 2016 was an officer or employee of ours or any of our subsidiaries. None of our executive officers served on the board of directors or on the compensation committee of any other entity, for which any officers of such other entity served either on our Board or on our Compensation Committee.

75	DPS 2016 Proxy Statement

SECURITIES AUTHORIZED
FOR ISSUANCE UNDER
EQUITY COMPENSATION
PLANS

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes certain information related to our equity award plans as of December 31, 2016.

Equity Compensation Plan Information

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN INITIAL COLUMN)(2)

Equity Compensation Plans approved by stockholders — Omnibus Stock Incentive Plan of 2009(1)	3,009,177	$31.61	10,203,557

Note: The Company has no Equity Compensation Plans not approved by stockholders.

(1)
Net of cancellations, 4,616,357 RSUs, 1,012,458 PSUs and 4,167,640 options that have been granted under the Omnibus Stock Incentive Plan of 2009. The options have a weighted average exercise price of $70.83 per share and weighted average remaining contractual term of 7.94 years. RSUs and PSUs have no exercise price, thus reducing the weighted average exercise price presented above.

(2)
Represents awards authorized for future grants under the Omnibus Stock Incentive Plan of 2009.
76	DPS 2016 Proxy Statement

PROPOSAL 4 — NON-BINDING ADVISORY VOTE ON WHETHER AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SHOULD BE HELD EVERY YEAR, EVERY TWO YEARS, OR EVERY THREE YEARS

Pursuant to Section 14A of the Exchange Act, our stockholders, not less frequently than every six years, are required to approve, on an advisory (non-binding) basis, the frequency of the advisory vote on the compensation of our Named Executive Officers. Stockholders may choose to approve holding an advisory vote on the compensation of our Named Executive Officers every year, every two years, or every three years.

As required by Exchange Act Rule 14a-21, we first asked stockholders to determine the frequency of the Company's advisory vote on the compensation of our named executive officers at our annual meeting held on May 19, 2011 (the "2011 Annual Meeting"). At the 2011 Annual Meeting, our stockholders voted, on a non-binding advisory basis, that the stockholder vote on executive compensation should be held every year. At each of the subsequent annual meetings of stockholders, the Company's stockholders were asked, and voted, to approve, on a non-binding advisory basis, the compensation awarded to the Company's named executive officers as reported in the proxy statements for each applicable year. As previously reported, the Compensation Committee of our Board of Directors has considered the result of those stockholder votes in setting compensation policies and making compensation decisions for each of the fiscal years that has followed.

After considering the benefits and consequences of each option for the frequency of submitting the advisory vote on the compensation of our Named Executive Officers to stockholders, the Board recommends that stockholders vote in favor of holding an advisory vote on the compensation of our Named Executive Officers at the annual meeting of our stockholders every year. In voting on this proposal on the frequency of the advisory vote on the compensation of our Named Executive Officers, stockholders should be aware that they are not voting "for" or "against" the Board's recommendation. Rather, stockholders will be casting votes to recommend (on a non-binding basis) whether the frequency of an advisory vote on the compensation of our Named Executive Officers should be every year, every two years or every three years, or they may abstain entirely from voting on the proposal.

The frequency that receives a plurality of the votes cast by the holders of shares of our common stock eligible to vote and voting, either in person or by proxy, at the Annual Meeting will be considered by the Board and the Compensation Committee as the stockholders' recommendation as to the frequency of future advisory votes on the compensation of our Named Executive Officers. However, the outcome of this advisory vote on the frequency of the advisory vote on the compensation of our Named Executive Officers is not binding on us or the Board. Nevertheless, the Board will review and consider the outcome of this vote when making determinations as to when the advisory vote on the compensation of our Named Executive Officers will again be submitted to stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION BE "EVERY YEAR."

77	DPS 2016 Proxy Statement

PROPOSAL 5 — STOCKHOLDER PROPOSAL

The following stockholder proposal requesting the Company to publicly report on strategies and/or policy options to protect public health and pollinators through reduced pesticide usage in the Company's supply chain will be voted on at the Annual Meeting only if it is properly presented by or on behalf of the stockholder proponent.

Green Century Equity Fund c/o Green Century Capital Management, Inc., 114 State Street, Suite 200, Boston, MA 02109, which owns 4,296 shares of the Company's common stock, has notified the Company that it intends to present the following proposal and related supporting statement (which is quoted verbatim below) at the Annual Meeting:

Whereas:    Companies with exposure to pesticide users and practices through their supply chains that pose risks to public health and pollinator communities may face a number of business risks, including potential reputational damage due to growing consumer interest in how food is grown and its impacts on health and the environment.

Numerous studies document the correlation between pesticide exposure and increased cancer risk. According to the U.S. President's Cancer Panel, approximately 40 chemicals found in EPA-registered pesticides are classified as "known, probable, or possible" carcinogens.

Specific practices that are raising public health concerns include the application of glyphosate to crops before harvesting, a protocol that may result in increased pesticide residues on crops and ingestion by people. In 2016, the Food and Drug Administration announced plans to begin testing for glyphosate residues.

Another class of pesticide, neonicotinoids, have been implicated as a key contributor to pollinator decline. With crops reliant on pollinators valued between $235 and $577 billion, decreases in these populations pose a threat to our ecosystems, economy, and global food system.

Moreover, according to a Consumer Reports survey, 86 percent of those surveyed believe it is critical to reduce pesticide exposure.

Regulatory actions are increasing, creating new restrictions to which companies will need to adapt. For example, Minnesota's governor enacted restrictions on neonicotinoids in 2016 and the state's Department of Agriculture is seeking legislative authority to regulate seeds treated with pesticides. Further, in 2016, California regulators proposed rules banning the spraying of pesticides within a quarter mile of schools or daycare facilities.

In light of these trends, several companies have committed to tracking and reducing pesticides use, potentially leaving laggards with a competitive disadvantage.

•
Unilever discloses amounts of pesticides avoided by farmers using Integrated Pest Management (IPM) practices;

•
Whole Foods has committed to reduce pesticide use and its Responsibly Grown Pesticide Policy "targets pesticides which pose the greatest risk to consumers [and] pollinators;"

•
Sysco's IPM Program reduced pesticide use by nearly 900,000 pounds over three years. Sysco also tracks pesticides avoided that affect pollinators.
78	DPS 2016 Proxy Statement

PROPOSAL 5 — STOCKHOLDER PROPOSAL

Dr Pepper Snapple Group, in contrast, does not provide sufficient information, including goals, metrics, or progress, to determine how it is effectively managing pesticide use and the associated business risks. The company's 2015 Sustainability Update report We Do Good Things With Flavor provides specific details on a range of sustainability-related issues, but is notably silent on pesticides.

Resolved:    Shareholders request that the Board publicly report on company strategies and/or policy options to protect public health and pollinators through reduced pesticide usage in Dr Pepper Snapple Group's supply chain.

Supporting Statement:    While the company has the discretion to determine its precise content, proponents recommend that the requested report include:

•
Quantitative metrics tracking the amount of pesticides used and avoided, along with the class of pesticides used, reported annually;

•
Overall goals to reduce pesticide use and/or toxicity; and

•
Measures including technical assistance and incentives provided to growers to avoid or minimize the use of pesticides.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

Our highest priority is the quality and safety of our products, which are held to rigorous standards. We recognize that the effects of pesticides on pollinators and public health are an important issue, and it is critical to us to make sure that our ingredients are sourced in an environmentally responsible manner. We depend upon a reliable supply of the highest quality ingredients, and we are committed to maintaining a due diligence program with our ingredient suppliers and supporting best practices in sustainable agriculture.

Our Supplier Code of Conduct holds the suppliers with whom DPS does business accountable for meeting our expectations to act in a professional, ethical, and legal manner in all of their dealings. We require our suppliers to use environmentally sound practices and to meet or exceed laws, rules and regulations governing their business. Our suppliers must actively pursue operational initiatives designed to improve environmental performance and reduce environmental impact.

For example, we ensure that our apple growers comply with state and federal guidelines and that the apples we purchase are within allowable federal residue limits. We sample apples at delivery points from growers to ensure that residues are within Food and Drug Administration tolerances, and our apple growers submit pesticide application records, which are reviewed by DPS. In addition, we maintain a raw-material testing program with our juice and juice concentrate suppliers to ensure compliance with FDA pesticide limits.

We encourage all of our grower suppliers to work closely with crop consultants and crop protectant suppliers to develop the best possible integrated pest management (IPM) programs to minimize environmental impacts and maximize efficacy. These IPM programs are designed to measure pest activity and respond with targeted, efficient tactics, using pesticides only when necessary.

At DPS, we are proud of our transparency on environmental, social and governance issues. Our sustainability report is published on www.drpeppersnapplegroup.com/sustainability, detailing the progress we have made in reducing our environmental impact in a number of areas material to our business, while our publicly available responses to the Carbon Disclosure Project (CDP) Climate Change and CDP Water describe our impacts in emissions and water each year.

We believe these disclosures present an integrated picture of our sustainability programs, impacts and performance. This holistic view provides the company and its stakeholders with an interconnected and strategic vision of corporate social responsibility.

79	DPS 2016 Proxy Statement

PROPOSAL 5 — STOCKHOLDER PROPOSAL

We will continue to work with our agricultural suppliers, as we have always done, to ensure that they are making meaningful and impactful decisions with respect to their operations and IPM programs, and their effect on the environment.

FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "AGAINST" PROPOSAL NUMBER 5.

80	DPS 2016 Proxy Statement

POLITICAL CONTRIBUTIONS

Our Corporate Governance and Nominating Committee has oversight responsibility for our political activities, including our Political Action Committee. Our Political Contributions Policy sets forth basic principles that, together with our Code of Conduct, guide our approach to corporate political contributions. We disclose on our website our approach for political contributions and a summary of direct corporate contributions and those of our Political Action Committee, including contributions to industry associations and federal, state and local parties and candidates. This disclosure is available on our website at www.drpeppersnapplegroup.com under Our Company — Downloads (at bottom of page) — Public Policy (at bottom of downloads) — Public Policy link.

81	DPS 2016 Proxy Statement

RELATED PERSON TRANSACTIONS

The Company has adopted a Related Person Transactions Policy which governs any transaction or proposed transaction involving any of our directors, nominees for director, or executive officers of the Company (or any immediate family members of the foregoing) and in which the Company was or is to be a participant and in which the amount involved exceeds $120,000. Under this Related Person Transactions Policy, the related person is to notify the General Counsel of the details of the transaction and the Board will review those transactions involving a director or director nominee and the Audit Committee will review those transactions involving executive officers. The Board or Audit Committee, as applicable will approve only those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Board or Audit Committee, as applicable, determines in good faith. There were no related party transactions considered by the Board or Audit Committee in 2016. In addition, our Code of Conduct governs the actions of our directors and employees, including conflicts of interest. See "Corporate Governance — Code of Conduct" on page 19.

82	DPS 2016 Proxy Statement

DELIVERY OF PROXY
MATERIALS TO
HOUSEHOLDS WITH
MULTIPLE STOCKHOLDERS

If you have consented to the delivery of only one Notice, 2016 Form 10-K or set of proxy materials, as applicable, to multiple Dr Pepper Snapple Group, Inc. stockholders who share your address, then only one Notice, 2016 Form 10-K or set of proxy materials, as applicable, is being delivered to your household unless we have received contrary instructions from one or more of the stockholders sharing your address. We will deliver promptly upon oral or written request a separate copy of the Notice, 2016 Form 10-K or set of proxy materials, as applicable, to any stockholder at your address. If, now or in the future, you wish to receive a separate copy of the Notice, 2016 Form 10-K or set of proxy materials, as applicable, you may call us at (972) 673-7000 (please ask for Investor Relations) or write to us at Dr Pepper Snapple Group, Inc., Attn: Investor Relations, 5301 Legacy Drive, Plano, Texas 75024. Stockholders sharing an address who now receive multiple copies of the Notice, 2016 Form 10-K or set of proxy materials, as applicable, may request delivery of a single copy by calling us at the above number or writing to us at the above address.

83	DPS 2016 Proxy Statement

STOCKHOLDER
PROPOSALS FOR
2017 ANNUAL MEETING

We currently expect to hold our annual meeting after the year ending December 31, 2017 ("2017 Annual Meeting") on or around May 16, 2018, and mail the Proxy Statement for that meeting in March 2018, subject to any changes we may make. If any of our stockholders intends to present a proposal for consideration at the 2017 Annual Meeting, including the nomination of directors, without inclusion of such proposal in the proxy statement and form of proxy, such stockholder must provide notice to us of such proposal.

Pursuant to Rule 14a-8 of the Exchange Act, stockholder proposals will need to be received by us not later than November 29, 2017, in order to be eligible for inclusion in the proxy statement and form of proxy distributed by the Board with respect to the 2017 Annual Meeting. With respect to any notice of a proposal that a stockholder intends to present for consideration at the 2017 Annual Meeting, without inclusion of such proposal in the proxy statement and form of proxy, in accordance with Article II, Section 6(c) or 7(b) of our Amended and Restated By-Laws, as applicable, stockholder proposals will need to be received by us not sooner than January 18, 2018, but not later than February 17, 2018, in order to be presented at the 2017 Annual Meeting. Stockholder proposals must be sent to our principal executive offices, 5301 Legacy Drive, Plano, Texas 75024, Attention: James L. Baldwin, Corporate Secretary.

By Order of the Board of Directors

James L. Baldwin Corporate Secretary
March 24, 2017
84	DPS 2016 Proxy Statement

ANNEX I

MIP CORE EARNINGS RECONCILIATION TO GAAP FINANCIALS

(in millions)	INCOME FROM OPERATIONS	SOP- BEVERAGE CONCENTRATES AND LATIN AMERICA BEVERAGES	SOP- PACKAGED BEVERAGES

As Reported:	$1,433	$912	$771

Mark to Market(a)	(52)	—	—

BAI Acquisition Costs(b)	3	—	—

Net Reallocation of SOP Between Packaged Beverages and Beverage Concentrates(c)	—	51	(51)

Results	$1,384	$963	$720

(a)
Unrealized mark-to-market impact of commodity derivatives and interest rate derivatives not designated as hedges in accordance with US GAAP.

(b)
Acquisition costs related to the Bai Brands Merger.

(c)
The MIP of certain persons in the Business Concentrates segment and Packaged Beverages segment are in part based on financial metrics of certain elements of the other segment. For purposes of reconciling the "as reported" SOP to the SOP used in calculating the MIP, a reallocation of SOP is necessary to account for these certain elements.

DEFINITION OF TERMS FOR INTERNAL RETURN PSU CALCULATION

FINANCIAL TERM	DEFINITION FOR PSU PROGRAM

Net Income, Cash Flow from Operations, Capital Expenditures	Net income (reflected as "Net Income"), Cash Flow from Operations (reflected as "Net Cash provided by operating activities") and Capital Expenditures (reflected as "Purchase of property, plant and equipment") will be reported in the Company's Form 10-K (in the captions reflected in parenthesis above) for the applicable year. Net Income is adjusted for the unrealized mark-to-market impact of commodity derivatives and certain items that are excluded for comparison to prior year periods as indicated in the Company's earnings release for the applicable fiscal year to arrive at Core Earnings. For purposes of the internal return PSU calculation, Core Earnings is further adjusted to remove the revenue amortization related to the license transactions with PepsiCo, Inc. in 2009 and with The Coca-Cola Company in 2010, and the associated tax expense.

P/E	P/E will be determined by dividing (i) the Average Closing Market Price (as hereafter defined) by (ii) the Diluted Earnings per share, ex-items, for the calendar year ended on December 31, 2012 as indicated in the Company's earnings release for that calendar year. The resulting number will be the P/E to be used in the determination of the Cash Flow Yield for the Plan Period.

Average Closing Market Price	The Average Closing Market Price shall be calculated by dividing (i) the closing market price of the Company's common stock on the NYSE on the 15th day of each calendar month of the calendar year immediately preceding the first Plan Year (or if the 15th day of the calendar month is not a day on which the NYSE is open for trading, then the closing market price on the first day after the 15th day of the month that the NYSE is open for trading) by (ii) twelve (12).

A-I	DPS 2016 Proxy Statement

ANNEX I

PSU CORE EARNINGS RECONCILIATION TO GAAP

Core Earnings

(in millions)	2016	2015	2014	2013

Net Income, as reported:	$847	$764	$703	$624

Mark to Market(a)	(40)	5	13	16

Items affecting comparability:

— BAI Acquisition Costs(b)	8	—	—	—

— Extinguishment Gain — Multi-Employer(c)	(21)	—	—	—

— Extinguishment Loss — Debt(d)	31	—	—	—

— Litigation Provision(e)	—	2	(2)	(6)

— Brand Impairment(f)	—	7	—

— Separation Related(g)	—	—	3	396

— Pension Annuity Purchase(h)	—	—	14	—

— Workforce Reduction Costs(i)	—	—	—	7

— Multi-employer Pension Plan Withdrawal(j)	—	—	—	56

— Tax impact of adjusting items(k)	(6)	(5)	(10)	(438)

Core Earnings	819	773	721	655

Coca-Cola and PepsiCo revenue amortization(l)	(64)	(64)	(65)	(65)

Tax impact	25	25	25	26

Core Earnings, as adjusted	$780	$734	$681	$616

(a)
The unrealized mark-to-market impact of commodity derivatives and interest rate derivatives not designated as hedges in accordance with U.S. GAAP.

(b)
Acquisition costs related to the Bai Brands Merger.

(c)
Gain on the extinguishment of a multi-employer withdrawal liability.

(d)
Loss on early extinguishment of debt related to the redemption of a portion of our 2018 Notes.

(e)
Adjustments to a previously disclosed legal provision.

(f)
Non-cash brand impairment charge for Garden Cocktail.

(g)
Separation-related charges, primarily the completion of the IRS audit.

(h)
Settlement charge related to the purchase of annuities for certain participants receiving benefits in our U.S. defined benefit pension plans.

(i)
Restructuring charges.

(j)
Non-cash charge related to our intention to withdraw from a multi-employer pension plan.

(k)
The tax impact of the above adjusting items, as well as a separation-related foreign deferred tax charge and the associated impacts under the Tax Indemnity Agreement with Mondelez in 2013 and an income tax benefit driven by a restructuring of the ownership of our Canadian business in 2016.

(l)
Revenue amortization related to the license transactions with PepsiCo, Inc. in 2009 and with The Coca-Cola Company in 2010.
A-II	DPS 2016 Proxy Statement

ANNEX I

PSU FREE CASH FLOW (CORE) RECONCILIATION TO GAAP

(in millions)	2016	2015	2014

Cash Flow From Operations, as reported	$939	$991	$1,022

Items affecting comparability(m)

— Extinguishment Gain — Multi-Employer	35	—	—

— Litigation Provision	—	2	—

— Tax impact of adjusting items(n)	(1)	(1)	—

Cash Flow from Operations (Core)	973	992	1,022

Purchase of property, plant and equipment	(180)	(179)	(170)

Free Cash Flow (Core)	$793	$813	$852

(m)
The following items represent the cash inflows and outflows of the items affecting comparability in the calculation of Core Earnings, which impact cash flow from operations, as reported.

(n)
The tax impact of adjusting items represents the cash inflows and outflows from tax authorities in the period related to items affecting comparability in the calculation of Core Earnings, which impact cash flow from operations, as reported.
A-III	DPS 2016 Proxy Statement

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 17, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. DR PEPPER SNAPPLE GROUP, INC. 5301 Legacy Drive Plano, TX 75024 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. Create as graphic with searchable text. Will go at the end of Doc 1. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 17, 2017. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For 0 0 0 0 0 0 0 0 0 Against 0 0 0 0 0 0 0 0 0 Abstain 0 0 0 0 0 0 0 0 0 For Against Abstain 1a David E. Alexander The Board of Directors recommends you vote FOR proposals 2 and 3. 0 0 2 years 0 0 0 3 years 0 0 0 Abstain 0 1b Antonio Carrillo 2. To ratify appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017. 1c Jose M. Gutierrez 3. To approve an advisory resolution regarding the compensation of our Named Executive Officers, as disclosed in proxy statement. 1d Pamela H. Patsley The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 0 1e Ronald G. Rogers 4. To vote, on non-binding advisory basis, on frequency of the advisory vote on compensation of our Named Executive Officers. 1f Wayne R. Sanders 1g Dunia A. Shive The Board of Directors recommends you vote AGAINST the following proposal: For 0 Against 0 Abstain 0 1h M. Anne Szostak 5. To consider and act upon a stockholder proposal requesting the Company to publicly report on strategies and/or policy options to protect public health and pollinators through reduced pesticide usage in the Company's supply chain. 1i Larry D. Young Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000322581_1 R1.0.1.15

ADMISSION TICKET Annual Meeting of Stockholders Thursday, May 18, 2017 10:00 a.m. (CDT) Westin Stonebriar Resort Conference Center 1549 Legacy Drive Frisco, Texas 75034 If you wish to attend the Annual Meeting of Stockholders in person, please present this admission ticket and a valid picture identification for admission. Cameras, recording equipment and other electronic devices will not be permitted at the Annual Meeting. Directions to the Annual Meeting are on our website at www.drpeppersnapplegroup.com under Investors and Events & Presentations captions. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com DR PEPPER SNAPPLE GROUP, INC. ANNUAL MEETING OF STOCKHOLDERS—MAY 18, 2017 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Larry D. Young, Martin M. Ellen, and James L. Baldwin, or any of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of common stock of Dr Pepper Snapple Group, Inc. held of record or in an applicable plan by the undersigned at the close of business on March 20, 2017, at the Annual Meeting of Stockholders to be held at the Westin Stonebriar Resort Conference Center, 1549 Legacy Drive, Frisco, Texas 75034, at 10:00 a.m., Central Daylight Time, on Thursday, May 18, 2017, or any postponement or adjournment thereof. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted for each of the nominees for director in proposal 1, for ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2017 in proposal 2, for the advisory resolution to approve the compensation of our Named Executive Officers as set forth in proposal 3, for every year (on a non-binding advisory basis) as to the frequency of the advisory vote on the compensation of our Named Executive Officers, as set forth in proposal 4, and against the stockholder proposal set forth in proposal 5. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS. IMPORTANT:THIS PROXY CARD MUST BE SIGNED ON THE REVERSE SIDE. 0000322581_2 R1.0.1.15